As filed with the Securities and Exchange Commission on September 7, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8352

LKCM Funds

(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, TX 76102

(Address of principal executive offices) (Zip code)

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Report to Stockholders.

LKCM

FUNDS

LKCM Small Cap Equity Fund

LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund

LKCM Balanced Fund

LKCM Fixed Income Fund

Semi-Annual Report

June 30, 2016

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds for indicated periods ended June 30, 2016:

Funds	Inception Dates	NAV @ 6/30/16	Net Expense Ratio*, **	Gross Expense Ratio**	Six Month Total Return Ended 6/30/16	One Year Total Return Ended 6/30/16	Five Year Average Annualized Return Ended 6/30/16	Ten Year Average Annualized Return Ended 6/30/16	Avg. Annualized Total Return Since Incept.
LKCM Equity Fund -
Institutional Class	1/3/96	$22.50	0.80%	0.93%	5.14%	0.93%	9.48%	7.77%	7.95%
S&P 500® Index(1)					3.84%	3.99%	12.10%	7.42%	8.13%
LKCM Small Cap Equity Fund -
Institutional Class	7/14/94	$19.95	N/A	0.97%	0.45%	-11.42%	4.29%	4.90%	10.01%
Russell 2000® Index(2)					2.22%	-6.73%	8.35%	6.20%	8.75%
LKCM Small Cap Equity Fund -
Adviser Class	6/5/03	$18.99	N/A	1.22%	0.32%	-11.63%	4.03%	4.63%	8.40%
Russell 2000® Index(2)					2.22%	-6.73%	8.35%	6.20%	8.77%
LKCM Small-Mid Cap Equity Fund -
Institutional Class	5/2/11	$10.84	1.00%	1.14%	-2.78%	-12.07%	3.81%	N/A	3.40%
Russell 2500® Index(3)					3.98%	-3.67%	9.48%	N/A	8.43%
LKCM Balanced Fund	12/30/97	$20.28	0.80%	1.02%	3.93%	2.58%	8.43%	7.37%	6.19%
S&P 500® Index(1)					3.84%	3.99%	12.10%	7.42%	6.22%
Barclays U.S. Intermediate
Government/Credit Bond Index(4)					4.07%	4.33%	2.90%	4.48%	4.91%
LKCM Fixed Income Fund	12/30/97	$10.84	0.50%	0.73%	4.38%	3.79%	2.62%	4.46%	4.61%
Barclays U.S. Intermediate
Government/Credit Bond Index(4)					4.07%	4.33%	2.90%	4.48%	4.91%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*	Luther King Capital Management Corporation, the Funds’ investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of each Fund to maintain designated expense ratios through April 30, 2017. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for each Fund during the six months ended June 30, 2016.
**	Expense ratios above are as of December 31, 2015, the Funds’ prior fiscal year end, as reported in the Funds’ current prospectus. Expense ratios reported for other periods in the financial highlights of this report for the Funds’ six months ended June 30, 2016 may differ due to the inclusion of acquired fund fees and expenses.
(1)	The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally representative of the performance of large capitalization companies in the U.S. stock market.
(2)	The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
(3)	The Russell 2500® Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000® Index.
(4)	The Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

1H2016 Review and Outlook

Domestically, economic data, including real personal income, initial jobless claims, and housing prices, improved during the first half of 2016. Business investment remained somewhat muted during the first half of 2016 as a result of lower levels of investment in the oil and gas industry and the continued impact of a stronger U.S. dollar. We believe that capital investment is likely to rise as these twin headwinds abate. While corporate profit growth generally has been challenging, we anticipate that year-over-year growth in corporate profits will resume in the second half of 2016.

With nearly all negative-yield debt concentrated in the Eurozone and Japan, we believe there should be little surprise there has been record demand at U.S. government debt auctions this year. In May, demand for two-, five-, and seven-year U.S. Treasury notes soared to all-time highs. Relative to equities, we believe U.S. Treasury bonds are overvalued. The yield on the ten-year Treasury note closed the second quarter of 2016 at 1.47%, the lowest level since August 2012. Put into context, the dividend yield on the S&P 500® Index was 2.18% at the close of the second quarter of 2016. We believe U.S. Treasury notes have only been more expensive during two other time periods – 2008 and 2012. Following each of these years, U.S. Treasuries went on to post their worst annual returns on record, losing approximately 3.7% in 2009 and 3.4% in 2013.

In our view, the corrosive effect of negative interest rates will become more apparent over time. Negative interest rates generally hurt savers while at the same time compelling them to set aside even greater sums. We believe this will have negative repercussions for economic growth over time, contrary to the stated intent of the exercise. Even low interest rates domestically are unsettling in our view. The yield curve, which represents the anticipated rate of interest for successive years, is traditionally upward-sloping. This is because the interest rate on the ten-year U.S. Treasury note should be the same, in theory, as the rate of a one-year U.S. Treasury note rolled ten times plus a slight premium for the uncertainty of owning a longer-dated asset and its potential erosion in value due to inflation. Therefore, we believe that what longer-term domestic interest rates are implying is that not only is economic growth tepid now, but domestic economic growth is expected to be lackluster for the next ten years. However, we do not believe that interest rates are a definitive indicator of future domestic economic growth due to various factors.

While future economic growth expectations are imbedded in the level of U.S. Treasury rates, we believe there are additional forces pulling interest rates lower. For example, negative interest rates in parts of Europe and Japan appear to be exerting a gravitational pull on U.S. interest rates. While an interest rate of around 1.50% for a ten-year maturity U.S. Treasury note is not exciting in our view from a historical context, we think it is downright exhilarating compared to the negative interest rates of approximately -0.13% in Germany, -0.22% in Japan, and -0.58% in Switzerland. We believe these forces have resulted in record demand for U.S. Treasuries at recent auctions.

We expect the year-over-year change in corporate profits for the S&P 500® Index will be negative for the second quarter of 2016, which would mark the fifth consecutive quarter of negative growth. The level of the S&P 500® Index has essentially moved sideways since the beginning of 2015 with episodic drawdowns primarily related to economic growth concerns. Over the past eighteen months, corporate profits appear to have been hindered by negative earnings in the energy sector as well as the negative impact of a stronger U.S. dollar. We believe both of these headwinds are fading and will eventually result in the resumption of corporate earnings growth as we enter 2017. We believe this has the potential to boost equity markets in the second half of 2016 as investors focus on future earnings expectations, particularly once we get beyond the fall elections.

LKCM Equity Fund

The LKCM Equity Fund outperformed its benchmark, the S&P 500® Index, for the six months ended June 30, 2016, returning 5.14% compared to the 3.84% return for the benchmark. Stock selection in the Industrials and Healthcare sectors contributed the most to the Fund’s relative performance, while stock selection in the Financials sector detracted from the Fund’s relative performance. The Fund also benefited from underweight positions in the Information Technology and Financials sectors and an overweight position in the Industrials sector, while underweight positions in the Utilities and Telecommunications sectors detracted from the Fund’s relative performance. We remain confident that our emphasis on high quality companies that meet our stringent investment criteria will continue to provide strong performance results for the Fund and its shareholders.

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund’s Institutional Class Shares advanced 0.45% during the first half of 2016 as compared to the 2.22% return for the Fund’s benchmark, the Russell 2000® Index. During the first half of 2016, stock selection in the Healthcare, Consumer Staples and Energy sectors were strong and benefited the Fund’s relative performance, while stock selection in the Financials sector, which suffered from an unexpected decline in interest rates during the first half of 2016, and the Materials sector detracted from the Fund’s relative performance. The Fund’s underweight position in the Utilities sector, where the Fund has no holdings, as well as the Fund’s tilt toward growth stocks, also contributed to the Fund’s relative underperformance. We remain committed to our emphasis on high quality companies that meet our stringent investment criteria and believe this continues to be prudent during this period of higher market volatility.

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund declined 2.78% during the first half of 2016 as compared to the 3.98% advance for the Fund’s benchmark, the Russell 2500® Index. During the first half of 2016, stock selection in the Healthcare, Consumer Discretionary and Industrials sectors benefited the Fund’s relative performance, which was offset by stock selection in the Financials sector, which suffered from an unexpected decline in interest rates during the first half of 2016, and the Information Technology sector. The Fund’s underweight position in the Utilities sector, where the Fund has no holdings, as well as the Fund’s tilt toward growth stocks also contributed to the Fund’s relative underperformance. We remain committed to our emphasis on high quality companies that meet our stringent investment criteria and believe this continues to be prudent during this period of higher market volatility.

LKCM Balanced Fund

The LKCM Balanced Fund advanced 3.93% for the six months ended June 30, 2016 against the 3.84% return for the S&P 500® Index and the 4.07% return for the Barclays U.S. Intermediate Government/Credit Bond Index. Both the equity and fixed income sectors of the Fund’s portfolio generated positive returns during the period. Stock selection in the Consumer Discretionary, Industrials and Materials sectors benefited the Fund’s relative performance, while the Fund’s underweight position in the Utilities sector, where the Fund has no stock holdings, detracted from the Fund’s relative performance. The fixed income portion of the Fund’s portfolio remained focused on high quality, short-to-intermediate corporate bonds, which we believe serves the dual objectives of generating income while helping moderate the volatility of the Fund’s portfolio. As of June 30, 2016, the Fund’s asset mix consisted of approximately 66.0% in equity securities, 27.3% in fixed income securities, and 6.7% in cash and cash equivalents.

LKCM Fixed Income Fund

The LKCM Fixed Income Fund outperformed its benchmark, the Barclays U.S. Intermediate Government/Credit Bond Index, during the first six months of 2016, advancing 4.38% versus 4.07% for the benchmark. During this period, interest rates declined and the yield curve flattened dramatically with rates on longer-dated issues declining the most. This flattening trend was a reversal of the steepening experienced in the first half of 2015 and led to longer-duration issues outperforming their shorter-duration counterparts. In this environment, the Fund’s defensive 3.2 year average duration posture detracted from the Fund’s performance relative to the 4.1 year average duration for the benchmark. Credit spreads that had widened substantially during the first quarter of 2016 ended the first half of 2016 at levels tighter than where they began the year, with the Materials, Energy and Industrials sectors tightening the most. Within this backdrop, the Fund’s overweight position in corporate bonds, and more specifically BBB-rated issues, relative to the benchmark, was additive to performance during the first half of 2016 as credit spreads tightened, resulting in corporate bonds outperforming government issues. The Fund remains largely focused on short-to-intermediate investment grade corporate bonds in an effort to limit the price volatility inherent in longer-duration issues while picking up additional yield provided in the corporate sector.

J. Luther King, Jr., CFA, CIC

August 1, 2016

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 9-21 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. Investments in debt securities typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities. Investments in mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. These risks are discussed in the Funds’ summary and statutory prospectuses.

Earnings growth is not a measure of future performance.

Stocks are generally perceived to have more financial risk than bonds in that bond holders have a claim on firm operations or assets that is senior to that of equity holders. In addition, stock prices are generally more volatile than bond prices. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. Similarly, the transaction costs involved in trading a stock may be more or less than a particular bond depending on the factors mentioned above and whether the stock or bond trades upon an exchange. Depending on the entity issuing the bond, it may or may or may not afford additional protections to the investor, such as a guarantee of return of principal by a government or bond insurance company. There is typically no guarantee of any kind associated with the purchase of an individual stock. Bonds are often owned by individuals interested in current income while stocks are generally owned by individuals seeking price appreciation with income a secondary concern. The tax treatment of returns of bonds and stocks also differs given differential tax treatment of income versus capital gain.

Dividend Yield is a dividend expressed as a percentage of a current share price.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

BBB refers to bond ratings. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

LKCM Funds Expense Example — June 30, 2016 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/16-6/30/16).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced and Fixed Income Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Small Cap Equity Fund – Institutional Class
	Beginning Account Value 1/1/2016	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16–6/30/16
Actual	$1,000.00	$1,004.50	$4.98
Hypothetical (5% return before expense)	$1,000.00	$1,019.89	$5.02

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	LKCM Small Cap Equity Fund – Adviser Class
	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16–6/30/16
Actual	$1,000.00	$1,003.20	$6.23
Hypothetical (5% return before expense)	$1,000.00	$1,018.65	$6.27

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	LKCM Small-Mid Cap Equity Fund
	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16–6/30/16
Actual	$1,000.00	$972.20	$4.90
Hypothetical (5% return before expense)	$1,000.00	$1,019.89	$5.02

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	LKCM Equity Fund
	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16–6/30/16
Actual	$1,000.00	$1,051.40	$4.08
Hypothetical (5% return before expense)	$1,000.00	$1,020.89	$4.02

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	LKCM Balanced Fund
	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16–6/30/16
Actual	$1,000.00	$1,039.30	$4.06
Hypothetical (5% return before expense)	$1,000.00	$1,020.89	$4.02

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	LKCM Fixed Income Fund
	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16–6/30/16
Actual	$1,000.00	$1,043.80	$2.54
Hypothetical (5% return before expense)	$1,000.00	$1,022.38	$2.51

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — June 30, 2016 (unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund

LKCM Equity Fund

LKCM Fixed Income Fund

LKCM Small-Mid Cap Equity Fund

LKCM Balanced Fund

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2016 (Unaudited)

COMMON STOCKS - 97.7%	Shares	Value
Aerospace & Defense - 1.5%
Hexcel Corporation	57,275	$2,384,931
Mercury Systems, Inc. (a)	184,165	4,578,342

		6,963,273

Banks - 7.5%
BancorpSouth, Inc.	278,864	6,327,424
Bank of the Ozarks, Inc.	134,315	5,039,499
Capital Bank Financial Corporation - Class A	145,315	4,185,072
Columbia Banking System, Inc.	86,205	2,418,912
Hanmi Financial Corporation	261,285	6,137,585
PrivateBancorp, Inc.	161,760	7,122,293
SVB Financial Group (a)	48,155	4,582,430

		35,813,215

Beverages - 0.8%
National Beverage Corp. (a)	59,100	3,712,071

Biotechnology - 3.2%
Charles River Laboratories International, Inc. (a)	100,220	8,262,137
Neogen Corporation (a)	127,193	7,154,606

		15,416,743

Building Products - 2.5%
American Woodmark Corporation (a)	45,300	3,007,014
Apogee Enterprises, Inc.	60,670	2,812,054
PGT, Inc. (a)	619,866	6,384,620

		12,203,688

Capital Markets - 1.6%
BGC Partners Inc - Class A	533,155	4,643,780
NorthStar Asset Management Group Inc.	288,100	2,941,501

		7,585,281

Commercial Services & Supplies - 3.8%
Copart, Inc. (a)	68,815	3,372,623
Healthcare Services Group, Inc.	243,540	10,077,685
Ritchie Bros. Auctioneers Incorporated (b)	148,660	5,021,735

		18,472,043

Communications Equipment - 1.8%
Ciena Corporation (a)	177,505	3,328,219
Infinera Corporation (a)	473,565	5,341,813

		8,670,032

Construction & Engineering - 2.6%
EMCOR Group, Inc.	148,525	7,316,342
MasTec Inc. (a)	230,750	5,150,340

		12,466,682

Construction Materials - 1.9%
Headwaters Incorporated (a)	221,381	3,971,575
Summit Materials, Inc. - Class A (a)	251,995	5,155,818

		9,127,393

COMMON STOCKS	Shares	Value
Consumer Finance - 1.6%
First Cash Financial Services, Inc.	149,425	$7,669,985

Food & Drug Retailing - 1.0%
Sprouts Farmers Market, Inc. (a)	200,980	4,602,442

Food Products - 3.7%
Post Holdings Inc. (a)	128,065	10,589,695
TreeHouse Foods, Inc. (a)	67,960	6,976,094

		17,565,789

Health Care Equipment & Supplies - 5.9%
Cantel Medical Corp.	95,450	6,560,278
Cynosure, Inc. - Class A (a)	123,123	5,989,318
PRA Health Sciences, Inc. (a)	160,677	6,709,872
VWR Corporation (a)	313,295	9,054,226

		28,313,694

Health Care Providers & Services - 5.2%
Acadia Healthcare Company, Inc. (a)	88,823	4,920,794
Aceto Corporation	275,378	6,028,025
HealthEquity, Inc. (a)	209,005	6,350,617
Omnicell, Inc. (a)	225,380	7,714,757

		25,014,193

Hotels, Restaurants & Leisure - 0.7%
Zoe’s Kitchen Inc (a)	89,739	3,254,833

Internet Software & Services - 5.5%
Criteo SA - ADR (a) (b)	185,040	8,497,037
Euronet Worldwide, Inc. (a)	117,150	8,105,608
LogMeIn, Inc. (a)	67,090	4,255,519
SPS Commerce, Inc. (a)	92,500	5,605,500

		26,463,664

IT Consulting & Services - 1.0%
Acxiom Corporation (a)	214,701	4,721,275

Leisure Equipment & Products - 2.0%
Pool Corporation	104,500	9,826,135

Machinery - 1.4%
John Bean Technologies Corporation	35,935	2,199,941
The Toro Company	53,710	4,737,222

		6,937,163

Marine - 0.8%
Kirby Corporation (a)	64,820	4,044,120

Media - 1.2%
The E.W. Scripps Company - Class A (a)	364,295	5,770,433

Metals & Mining - 0.9%
Carpenter Technology Corporation	135,610	4,465,637

Multiline Retail - 1.9%
Burlington Stores, Inc. (a)	137,170	9,150,611

Oil & Gas & Consumable Fuels - 4.6%
Gulfport Energy Corporation (a)	228,530	7,143,848
Parsley Energy, Inc. - Class A (a)	127,295	3,444,603

The accompanying notes are an integral part of these financial statements.

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2016 (Unaudited)

COMMON STOCKS	Shares	Value
Oil & Gas & Consumable Fuels - 4.6%, Continued
PDC Energy, Inc. (a)	116,860	$6,732,304
WPX Energy Inc. (a)	491,835	4,578,984

		21,899,739

Pharmaceuticals - 2.8%
Akorn, Inc. (a)	246,173	7,012,238
Cambrex Corp. (a)	122,893	6,357,255

		13,369,493

Professional Services - 1.6%
FTI Consulting, Inc. (a)	194,135	7,897,412

Real Estate Investment Trusts - 8.1%
CubeSmart	218,010	6,732,149
First Industrial Realty Trust, Inc.	254,060	7,067,949
Kennedy-Wilson Holdings Inc.	191,275	3,626,574
Outfront Media Inc.	204,655	4,946,511
Sovran Self Storage, Inc.	88,770	9,313,749
Stag Industrial, Inc.	301,730	7,184,191

		38,871,123

Road & Rail - 1.0%
Genesee & Wyoming Inc. - Class A (a)	83,115	4,899,629

Semiconductor Equipment & Products - 1.0%
Rambus Inc. (a)	408,700	4,937,096

Software - 10.6%
ACI Worldwide, Inc. (a)	296,065	5,776,228
Callidus Software, Inc. (a)	283,800	5,670,324
Envestnet, Inc. (a)	27,325	910,196
Fair Isaac Corporation	46,005	5,199,025
Guidewire Software Inc. (a)	105,910	6,541,002
Interactive Intelligence Group, Inc. (a)	131,655	5,396,539
Manhattan Associates, Inc. (a)	103,800	6,656,694
Proofpoint, Inc. (a)	86,815	5,477,158
Take-Two Interactive Software, Inc. (a)	245,820	9,321,494

		50,948,660

Specialty Retail - 1.4%
Monro Muffler Brake, Inc.	102,950	6,543,502

Textiles, Apparel & Luxury Goods - 2.1%
Columbia Sportswear Company	122,780	7,064,761
Oxford Industries, Inc.	49,210	2,786,270

		9,851,031

Thrifts & Mortgage Finance - 1.6%
Home BancShares Inc.	392,441	7,766,407

Trading Companies & Distributors - 2.9%
MSC Industrial Direct Co., Inc. - Class A	66,140	4,666,838
Watsco, Inc.	66,745	9,390,354

		14,057,192

TOTAL COMMON STOCKS
(Cost $391,529,810)		469,271,679

SHORT-TERM INVESTMENT - 1.7%	Shares	Value
Money Market Fund (c) - 1.7%
Federated Government Obligations Fund - Institutional Shares, 0.25%	8,174,083	$8,174,083

TOTAL SHORT-TERM INVESTMENT
(Cost $8,174,083)		8,174,083

Total Investments - 99.4%
(Cost $399,703,893)		477,445,762
Other Assets in Excess of Liabilities - 0.6%		2,958,526

TOTAL NET ASSETS - 100.0%		$480,404,288

ADR American Depository Receipt.

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by asset class and industry pursuant to the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2016 (Unaudited)

COMMON STOCKS - 96.6%	Shares	Value
Aerospace & Defense - 1.5%
B/E Aerospace, Inc.	13,180	$608,587

Banks - 5.0%
Bank of the Ozarks, Inc.	10,910	409,343
PrivateBancorp, Inc.	22,055	971,082
SVB Financial Group (a)	6,990	665,168

		2,045,593

Biotechnology - 2.8%
Charles River Laboratories International, Inc. (a)	13,845	1,141,382

Building Products - 2.6%
Fortune Brands Home & Security Inc.	18,630	1,079,981

Chemicals - 1.7%
FMC Corporation	15,290	708,080

Commercial Services & Supplies - 3.0%
Healthcare Services Group, Inc.	30,299	1,253,773

Construction Materials - 2.4%
Martin Marietta Materials, Inc.	5,065	972,480

Consumer Finance - 2.6%
First Cash Financial Services, Inc.	20,630	1,058,938

Containers & Packaging - 2.0%
Ball Corporation	11,630	840,733

Diversified Consumer Services - 1.8%
ServiceMaster Global Holdings Inc. (a)	18,655	742,469

Electrical Equipment & Instruments - 2.6%
Acuity Brands, Inc.	4,400	1,091,024

Electronic Equipment & Instruments - 1.8%
Trimble Navigation Limited (a)	30,695	747,730

Food & Drug Retailing - 1.4%
Sprouts Farmers Market, Inc. (a)	24,360	557,844

Food Products - 4.3%
TreeHouse Foods, Inc. (a)	9,040	927,956
The WhiteWave Foods Company (a)	18,260	857,124

		1,785,080

Health Care Equipment & Supplies - 11.3%
Align Technology, Inc. (a)	11,470	923,908
Cantel Medical Corp.	11,255	773,556
DexCom Inc. (a)	6,450	511,679
PRA Health Sciences, Inc. (a)	19,385	809,518
Teleflex Incorporated	3,940	698,601
VWR Corporation (a)	31,885	921,476

		4,638,738

Health Care Providers & Services - 1.0%
Acadia Healthcare Company, Inc. (a)	7,085	392,509

Internet Software & Services - 5.1%
Criteo SA - ADR (a)(b)	16,915	776,736
Euronet Worldwide, Inc. (a)	10,130	700,895
Sabre Corporation	22,810	611,080

		2,088,711

COMMON STOCKS	Shares	Value
Leisure Equipment & Products - 2.6%
Pool Corporation	11,345	$1,066,770

Machinery - 3.2%
Flowserve Corporation	13,465	608,214
The Middleby Corporation (a)	6,340	730,684

		1,338,898

Multiline Retail - 2.3%
Burlington Stores, Inc. (a)	14,290	953,286

Oil & Gas & Consumable Fuels - 6.3%
Diamondback Energy Inc. (a)	6,995	638,014
Gulfport Energy Corporation (a)	20,390	637,391
Matador Resources Company (a)	31,250	618,750
PDC Energy, Inc. (a)	12,330	710,332

		2,604,487

Pharmaceuticals - 2.1%
Akorn, Inc. (a)	30,740	875,629

Professional Services - 2.2%
FTI Consulting, Inc. (a)	22,150	901,062

Real Estate Investment Trusts - 5.2%
CubeSmart	19,810	611,733
First Industrial Realty Trust, Inc.	17,255	480,034
Sovran Self Storage, Inc.	9,980	1,047,102

		2,138,869

Software - 10.6%
ACI Worldwide, Inc. (a)	21,295	415,465
Fair Isaac Corporation	4,045	457,125
Fortinet Inc. (a)	29,670	937,275
Guidewire Software Inc. (a)	13,225	816,776
Manhattan Associates, Inc. (a)	11,830	758,658
Take-Two Interactive Software, Inc. (a)	25,880	981,371

		4,366,670

Specialty Retail - 2.6%
Monro Muffler Brake, Inc.	9,255	588,248
Tractor Supply Company	5,085	463,650

		1,051,898

Textiles, Apparel & Luxury Goods - 3.1%
Carter’s, Inc.	6,200	660,115
Columbia Sportswear Company	10,410	598,991

		1,259,106

Thrifts & Mortgage Finance - 1.4%
Home BancShares Inc.	29,410	582,024

Trading Companies & Distributors - 2.1%
Watsco, Inc.	6,280	883,533

TOTAL COMMON STOCKS
(Cost $34,713,154)		39,775,884

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2016 (Unaudited)

COMMON STOCKS	Shares	Value
SHORT-TERM INVESTMENTS - 3.0%
Money Market Funds (c) - 3.0%
Dreyfus Government Cash Management Fund - Institutional Shares, 0.25%	69,754	$69,754
Federated Government Obligations Fund - Institutional Shares, 0.25%	1,149,403	1,149,403

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,219,157)		1,219,157

Total Investments - 99.6%
(Cost $35,932,311)		40,995,041
Other Assets in Excess of Liabilities - 0.4%		160,996

TOTAL NET ASSETS - 100.0%		$41,156,037

ADR American Depository Receipt.

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by asset class and industry pursuant to the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2016 (Unaudited)

COMMON STOCKS - 97.6%	Shares	Value
Aerospace & Defense - 3.8%
Honeywell International Inc.	60,000	$6,979,200
Rockwell Collins, Inc.	40,000	3,405,600

		10,384,800

Auto Components - 1.1%
Gentex Corporation	185,000	2,858,250

Banks - 7.3%
Bank of America Corporation	290,000	3,848,300
Comerica Incorporated	108,000	4,442,040
Cullen/Frost Bankers, Inc.	65,000	4,142,450
Glacier Bancorp, Inc.	60,000	1,594,800
Wells Fargo & Company	120,000	5,679,600

		19,707,190

Beverages - 3.2%
The Coca-Cola Company	65,000	2,946,450
PepsiCo, Inc.	55,000	5,826,700

		8,773,150

Biotechnology - 2.2%
Amgen Inc.	40,000	6,086,000

Chemicals - 6.2%
E. I. du Pont de Nemours and Company	60,000	3,888,000
Ecolab Inc.	30,000	3,558,000
FMC Corporation	110,000	5,094,100
Monsanto Company	40,000	4,136,400

		16,676,500

Commercial Services & Supplies - 2.6%
Copart, Inc. (a)	50,000	2,450,500
Waste Connections, Inc. (b)	65,000	4,683,250

		7,133,750

Computers & Peripherals - 0.9%
Apple Inc.	25,000	2,390,000

Construction Materials - 1.8%
Martin Marietta Materials, Inc.	25,000	4,800,000

Containers & Packaging - 1.9%
Ball Corporation	70,000	5,060,300

Diversified Financials - 1.5%
JPMorgan Chase & Co.	65,000	4,039,100

Electrical Equipment & Instruments - 2.5%
Franklin Electric Co., Inc.	85,000	2,809,250
Roper Technologies, Inc.	23,000	3,922,880

		6,732,130

Electronic Equipment & Instruments - 1.2%
National Instruments Corporation	55,000	1,507,000
Trimble Navigation Limited (a)	70,000	1,705,200

		3,212,200

Food & Drug Retailing - 1.5%
Walgreens Boots Alliance, Inc.	50,000	4,163,500

COMMON STOCKS	Shares	Value
Food Products - 2.7%
Mondelez International Inc. - Class A	67,000	$3,049,170
The WhiteWave Foods Company (a)	90,000	4,224,600

		7,273,770

Health Care Equipment & Supplies - 7.0%
Medtronic, PLC (b)	73,000	6,334,210
PerkinElmer, Inc.	100,000	5,242,000
Thermo Fisher Scientific Inc.	50,000	7,388,000

		18,964,210

Household Durables - 2.2%
Newell Brands, Inc.	122,835	5,966,096

Household Products - 3.0%
Kimberly-Clark Corporation	45,000	6,186,600
The Procter & Gamble Company	23,750	2,010,912

		8,197,512

Internet Catalog & Retail - 1.7%
Amazon.com, Inc. (a)	6,500	4,651,530

Internet Software & Services - 4.6%
Akamai Technologies, Inc. (a)	90,000	5,033,700
Alphabet, Inc. - Class A (a)	1,775	1,248,766
Facebook, Inc. - Class A (a)	16,000	1,828,480
Sabre Corporation	160,000	4,286,400

		12,397,346

IT Consulting & Services - 1.0%
PayPal Holdings, Inc. (a)	75,000	2,738,250

Machinery - 7.6%
Danaher Corporation	75,000	7,575,000
Generac Holdings, Inc. (a)	108,000	3,775,680
The Toro Company	37,000	3,263,400
Valmont Industries, Inc.	45,000	6,087,150

		20,701,230

Marine - 1.0%
Kirby Corporation (a)	45,000	2,807,550

Media - 0.7%
Time Warner Inc.	27,200	2,000,288

Oil & Gas & Consumable Fuels - 9.3%
Cabot Oil & Gas Corporation	140,000	3,603,600
ConocoPhillips	115,000	5,014,000
EOG Resources, Inc.	60,000	5,005,200
Exxon Mobil Corporation	70,000	6,561,800
Occidental Petroleum Corporation	65,000	4,911,400

		25,096,000

Personal Products - 0.8%
The Estee Lauder Companies Inc. - Class A	25,000	2,275,500

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2016 (Unaudited)

COMMON STOCKS	Shares	Value
Pharmaceuticals - 6.4%
AbbVie Inc.	65,000	$4,024,150
Johnson & Johnson	38,000	4,609,400
Merck & Co., Inc.	80,000	4,608,800
Pfizer Inc.	115,000	4,049,150

		17,291,500

Road & Rail - 1.2%
Kansas City Southern	37,000	3,333,330

Software - 3.5%
Adobe Systems Incorporated (a)	45,000	4,310,550
Microsoft Corporation	100,000	5,117,000

		9,427,550

Specialty Retail - 4.5%
The Home Depot, Inc.	50,000	6,384,500
Tiffany & Co.	35,000	2,122,400
Tractor Supply Company	40,000	3,647,200

		12,154,100

Textiles, Apparel & Luxury Goods - 2.7%
NIKE, Inc. - Class B	67,000	3,698,400
V.F. Corporation	60,000	3,689,400

		7,387,800

TOTAL COMMON STOCKS
(Cost $176,535,334)		264,680,432

SHORT-TERM INVESTMENT - 2.6%
Money Market Fund (c) - 2.6%
Federated Government Obligations Fund - Institutional Shares, 0.25%	7,119,788	7,119,788

TOTAL SHORT-TERM INVESTMENT
(Cost $7,119,788)		7,119,788

Total Investments - 100.2%
(Cost $183,655,122)		271,800,220
Liabilities in Excess of Other Assets - (0.2)%		(437,380)

TOTAL NET ASSETS - 100.0%		$271,362,840

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by asset class and industry pursuant to the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS
June 30, 2016 (Unaudited)

COMMON STOCKS - 65.9%	Shares	Value
Aerospace & Defense - 2.3%
General Dynamics Corporation	1,400	$194,936
Honeywell International Inc.	3,400	395,488
Rockwell Collins, Inc.	6,600	561,924

		1,152,348

Air Freight & Logistics - 0.5%
United Parcel Service, Inc. - Class B	2,600	280,072

Banks - 4.6%
Bank of America Corporation	29,000	384,830
Comerica Incorporated	9,500	390,735
Cullen/Frost Bankers, Inc.	5,700	363,261
SunTrust Banks, Inc.	10,300	423,124
Wells Fargo & Company	8,371	396,200
Zions Bancorporation	15,100	379,463

		2,337,613

Beverages - 1.8%
The Coca-Cola Company	8,600	389,838
PepsiCo, Inc.	5,100	540,294

		930,132

Biotechnology - 1.6%
Celgene Corporation (a)	4,900	483,287
Charles River Laboratories International, Inc. (a)	4,300	354,492

		837,779

Chemicals - 4.0%
Air Products and Chemicals, Inc.	3,100	440,324
E. I. du Pont de Nemours and Company	5,700	369,360
Ecolab Inc.	3,700	438,820
Monsanto Company	3,900	403,299
Praxair, Inc.	3,400	382,126

		2,033,929

Commercial Services & Supplies - 1.8%
Copart, Inc. (a)	11,000	539,110
Waste Management, Inc.	6,100	404,247

		943,357

Computers & Peripherals - 1.1%
Apple Inc.	5,950	568,820

Construction Materials - 1.0%
Martin Marietta Materials, Inc.	2,700	518,400

Containers & Packaging - 0.8%
Ball Corporation	5,400	390,366

Diversified Financials - 1.5%
JPMorgan Chase & Co.	6,100	379,054
Moody’s Corporation	4,000	374,840

		753,894

COMMON STOCKS	Shares	Value
Diversified Telecommunication Services - 1.7%
AT&T Inc.	13,832	$597,681
Verizon Communications Inc.	5,241	292,657

		890,338

Electrical Equipment & Instruments - 0.3%
Emerson Electric Co.	3,000	156,480

Electronic Equipment & Instruments - 1.2%
National Instruments Corporation	7,500	205,500
Trimble Navigation Limited (a)	16,000	389,760

		595,260

Energy Equipment & Services - 0.7%
Schlumberger Limited (b)	4,395	347,556

Food & Drug Retailing - 2.5%
CVS Health Corporation	4,700	449,978
Wal-Mart Stores, Inc.	4,100	299,382
Walgreens Boots Alliance, Inc.	6,100	507,947

		1,257,307

Food Products - 1.7%
Mondelez International Inc. - Class A	12,000	546,120
The WhiteWave Foods Company (a)	6,400	300,416

		846,536

Health Care Equipment & Supplies - 4.1%
Medtronic, PLC (b)	6,100	529,297
PerkinElmer, Inc.	11,600	608,072
Thermo Fisher Scientific Inc.	3,100	458,056
VWR Corporation (a)	17,000	491,300

		2,086,725

Household Durables - 1.6%
Newell Brands, Inc.	9,409	456,995
Whirlpool Corporation	2,300	383,272

		840,267

Household Products - 2.3%
Colgate-Palmolive Company	5,500	402,600
Kimberly-Clark Corporation	3,600	494,928
The Procter & Gamble Company	3,500	296,345

		1,193,873

Industrial Conglomerates - 0.9%
General Electric Company	14,600	459,608

Insurance - 1.1%
MetLife, Inc.	8,000	318,640
Prudential Financial, Inc.	3,400	242,556

		561,196

Internet Catalog & Retail - 1.4%
Amazon.com, Inc. (a)	1,000	715,620

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2016 (Unaudited)

COMMON STOCKS	Shares	Value
Internet Software & Services - 2.4%
Akamai Technologies, Inc. (a)	6,900	$385,917
Alphabet, Inc. - Class A (a)	350	246,236
Alphabet, Inc. - Class C (a)	350	242,235
Sabre Corporation	14,000	375,060

		1,249,448

IT Consulting & Services - 3.4%
Accenture PLC - Class A (b)	3,200	362,528
Alliance Data Systems Corporation (a)	2,000	391,840
Automatic Data Processing, Inc.	3,200	293,984
PayPal Holdings, Inc. (a)	7,500	273,825
Visa Inc. - Class A	5,600	415,352

		1,737,529

Machinery - 1.0%
Danaher Corporation	5,300	535,300

Media - 2.6%
CBS Corporation - Class B	5,600	304,864
Time Warner Inc.	6,500	478,010
The Walt Disney Company	5,700	557,574

		1,340,448

Oil & Gas & Consumable Fuels - 3.8%
Cabot Oil & Gas Corporation	12,700	326,898
Chevron Corporation	2,695	282,517
ConocoPhillips	8,300	361,880
EOG Resources, Inc.	4,500	375,390
Exxon Mobil Corporation	3,227	302,499
Pioneer Natural Resources Company	1,900	287,299

		1,936,483

Pharmaceuticals - 4.4%
Abbott Laboratories	12,200	479,582
AbbVie Inc.	6,300	390,033
Merck & Co., Inc.	8,900	512,729
Pfizer Inc.	10,000	352,100
Zoetis Inc	10,500	498,330

		2,232,774

Real Estate Investment Trusts - 0.7%
American Tower Corporation	3,200	363,552

Road & Rail - 0.5%
Union Pacific Corporation	3,000	261,750

Software - 3.2%
Adobe Systems Incorporated (a)	3,900	373,581
Citrix Systems, Inc. (a)	4,000	320,360
Microsoft Corporation	10,000	511,700
Oracle Corporation	11,200	458,416

		1,664,057

COMMON STOCKS	Shares	Value
Specialty Retail - 2.0%
The Home Depot, Inc.	4,000	$510,760
O’Reilly Automotive, Inc. (a)	1,900	515,090

		1,025,850

Textiles, Apparel & Luxury Goods - 0.9%
NIKE, Inc. - Class B	8,800	485,760

Thrifts & Mortgage Finance - 0.5%
Capitol Federal Financial Inc.	17,500	244,125

TOTAL COMMON STOCKS
(Cost $22,494,148)		33,774,552

CORPORATE BONDS - 27.3%	Principal Amount
Air Freight & Logistics - 0.6%
United Parcel Service, Inc.
2.450%, 10/01/2022	$275,000	286,148

Banks - 2.4%
Bank of America Corporation
2.625%, 10/19/2020	250,000	254,241
The Bank of New York Mellon Corporation
2.450%, 11/27/2020
Callable 10/27/2020	350,000	360,323
BB&T Corporation
2.250%, 02/01/2019
Callable 01/02/2019	115,000	117,838
Comerica Incorporated
2.125%, 05/23/2019
Callable 04/23/2019	310,000	314,340
Wells Fargo & Company
2.150%, 01/15/2019	200,000	204,259

		1,251,001

Beverages - 0.7%
Anheuser-Busch InBev Worldwide Inc.
1.375%, 07/15/2017	100,000	100,302
PepsiCo, Inc.
3.000%, 08/25/2021	250,000	266,160

		366,462

Biotechnology - 1.7%
Amgen Inc.:
2.200%, 05/22/2019
Callable 04/22/2019	100,000	102,638
2.700%, 05/01/2022
Callable 03/01/2022	225,000	231,858
Celgene Corporation
1.900%, 08/15/2017	175,000	176,389
Gilead Sciences, Inc.
2.050%, 04/01/2019	335,000	343,207

		854,092

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2016 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Chemicals - 1.5%
Air Products and Chemicals, Inc.
1.200%, 10/15/2017	$150,000	$150,700
Eastman Chemical Company
2.400%, 06/01/2017	80,000	80,758
Ecolab Inc.
1.450%, 12/08/2017	250,000	250,525
The Sherwin-Williams Company
1.350%, 12/15/2017	300,000	300,624

		782,607

Communications Equipment - 1.3%
Cisco Systems, Inc.
2.200%, 02/28/2021	275,000	283,607
QUALCOMM Incorporated
2.250%, 05/20/2020	350,000	359,936

		643,543

Computers & Peripherals - 1.2%
Apple Inc.
2.850%, 05/06/2021	300,000	317,060
NetApp, Inc.
2.000%, 12/15/2017	300,000	301,466

		618,526

Consumer Finance - 0.6%
American Express Credit Corporation
2.600%, 09/14/2020
Callable 08/14/2020	300,000	310,115

Consumer Services - 0.4%
The Western Union Company
2.875%, 12/10/2017	225,000	228,860

Diversified Financials - 0.6%
JPMorgan Chase & Co.
2.000%, 08/15/2017	300,000	302,845

Diversified Telecommunication Services -1.0%
AT&T Inc.
2.450%, 06/30/2020
Callable 05/30/2020	300,000	306,572
Verizon Communications Inc.
3.000%, 11/01/2021
Callable 09/01/2021	200,000	210,326

		516,898

Electrical Equipment - 0.6%
Rockwell Automation Inc.
2.050%, 03/01/2020
Callable 02/01/2020	288,000	292,853

Electrical Equipment & Instruments - 1.2%
Emerson Electric Co.
2.625%, 02/15/2023
Callable 11/15/2022	300,000	311,294

CORPORATE BONDS	Principal Amount	Value
Electrical Equipment & Instruments - 1.2%, Continued
Roper Industries, Inc.
1.850%, 11/15/2017	$300,000	$301,732

		613,026

Energy Equipment & Services - 0.4%
National Oilwell Varco, Inc.
1.350%, 12/01/2017	200,000	198,619

Food & Drug Retailing - 1.2%
CVS Health Corporation:
5.750%, 06/01/2017	100,000	104,300
2.250%, 12/05/2018
Callable 11/05/2018	175,000	179,114
Walgreens Boots Alliance, Inc.
3.300%, 11/18/2021
Callable 09/18/2021	325,000	341,215

		624,629

Food Products - 0.1%
Kraft Foods Group, Inc.
2.250%, 06/05/2017	75,000	75,705

Health Care Equipment & Supplies - 0.6%
Thermo Fisher Scientific Inc.
1.850%, 01/15/2018	325,000	327,264

Health Care Equipment & Supplies - 0.6%
Medtronic, Inc.
2.500%, 03/15/2020	300,000	311,299

Hotels, Restaurants & Leisure - 0.6%
McDonald’s Corporation:
2.750%, 12/09/2020
Callable 11/09/2020	200,000	209,014
3.625%, 05/20/2021	100,000	108,256

		317,270

Household Durables - 0.7%
Newell Brands, Inc.
3.150%, 04/01/2021
Callable 03/01/2021	350,000	365,018

Industrial Conglomerates - 0.7%
General Electric Company
2.700%, 10/09/2022	325,000	341,383

Insurance - 0.7%
Berkshire Hathaway Inc.
2.200%, 03/15/2021
Callable 02/15/2021	325,000	335,487

Internet Catalog & Retail - 0.6%
Amazon.com, Inc.
1.200%, 11/29/2017	295,000	296,148

Internet Software & Services - 0.2%
eBay Inc.
1.350%, 07/15/2017	125,000	125,271

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2016 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Media - 0.5%
Time Warner Inc.
3.400%, 06/15/2022	$250,000	$264,797

Oil & Gas & Consumable Fuels - 1.9%
Chevron Corporation
2.411%, 03/03/2022
Callable 01/03/2022	400,000	408,424
EOG Resources, Inc.
2.450%, 04/01/2020
Callable 03/01/2020	200,000	202,989
Kinder Morgan Inc.
2.000%, 12/01/2017	200,000	198,999
Noble Holding International Limited (b)
2.500%, 03/15/2017	150,000	148,680

		959,092

Pharmaceuticals - 1.6%
Abbott Laboratories
2.000%, 03/15/2020	250,000	253,629
AbbVie Inc.:
2.000%, 11/06/2018	134,000	135,445
2.500%, 05/14/2020
Callable 04/14/2020	175,000	179,067
Merck & Co., Inc.
1.100%, 01/31/2018	275,000	276,171

		844,312

Real Estate Investment Trusts - 0.6%
American Tower Corporation:
3.400%, 02/15/2019	200,000	208,396
2.800%, 06/01/2020
Callable 05/01/2020	100,000	102,425

		310,821

Semiconductor Equipment & Products - 0.6%
Intel Corporation
1.350%, 12/15/2017	300,000	301,843

Software - 1.2%
Microsoft Corporation
2.375%, 02/12/2022
Callable 01/12/2022	275,000	284,030
Oracle Corporation
2.800%, 07/08/2021	300,000	315,108

		599,138

Specialty Retail - 0.7%
The Home Depot, Inc.
2.000%, 06/15/2019
Callable 05/15/2019	325,000	334,259

TOTAL CORPORATE BONDS
(Cost $13,807,175)		13,999,331

SHORT-TERM INVESTMENTS - 6.7%	Shares	Value
Money Market Funds (c) - 6.7%
Dreyfus Government Cash Management Fund - Institutional Shares, 0.25%	1,283,897	$1,283,897
Federated Government Obligations Fund - Institutional Shares, 0.25%	1,352,600	1,352,600
Federated Treasury Obligations Fund - Institutional Shares, 0.24%	81,285	81,285
Invesco Short Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.27%	722,907	722,907

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,440,689)		3,440,689

Total Investments - 99.9%
(Cost $39,742,012)		51,214,572
Other Assets in Excess of Liabilities - 0.1%		26,763

TOTAL NET ASSETS - 100.0%		$51,241,335

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by asset class and industry pursuant to the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2016 (Unaudited)

CORPORATE BONDS - 71.1%	Principal Amount	Value
Air Freight & Logistics - 1.2%
FedEx Corp.
3.200%, 02/01/2025	$2,500,000	$2,607,773

Banks - 8.7%
Bank of America Corporation:
1.717%, 03/22/2018 (a)	2,000,000	2,010,974
4.200%, 08/26/2024	4,000,000	4,141,984
Branch Banking & Trust Company:
0.954%, 05/23/2017 (a)	2,534,000	2,531,233
1.350%, 10/01/2017
Callable 09/01/2017	500,000	501,363
Comerica Incorporated
2.125%, 05/23/2019
Callable 04/23/2019	1,000,000	1,014,000
SunTrust Banks, Inc.
3.500%, 01/20/2017
Callable 12/20/2016	875,000	884,844
Wells Fargo & Company:
1.268%, 04/23/2018 (a)	2,500,000	2,506,410
4.125%, 08/15/2023	5,000,000	5,387,990

		18,978,798

Beverages - 0.1%
PepsiCo, Inc.
7.900%, 11/01/2018	214,000	247,594

Biotechnology - 2.0%
Celgene Corporation
4.000%, 08/15/2023	4,000,000	4,268,440

Capital Markets - 2.8%
Morgan Stanley (a):
1.918%, 04/25/2018	2,500,000	2,524,815
1.488%, 01/24/2019	3,500,000	3,495,534

		6,020,349

Chemicals - 1.3%
Ecolab Inc.
3.000%, 12/08/2016	1,760,000	1,775,287
1.550%, 01/12/2018	925,000	929,843

		2,705,130

Communications Equipment - 1.8%
Cisco Systems, Inc.
4.950%, 02/15/2019	700,000	769,455
QUALCOMM, Inc.
3.450%, 05/20/2025
Callable 02/20/2025	3,000,000	3,191,733

		3,961,188

Computers & Peripherals - 3.2%
Apple Inc.
2.400%, 05/03/2023	3,250,000	3,312,757
Hewlett-Packard Company
4.050%, 09/15/2022	2,000,000	2,123,144
International Business Machines Corporation
5.700%, 09/14/2017	1,500,000	1,584,857

		7,020,758

CORPORATE BONDS	Principal Amount	Value
Consumer Finance - 2.5%
American Express Company
1.244%, 05/22/2018 (a)	$3,533,000	$3,526,231
American Express Credit Corporation
2.800%, 09/19/2016	1,900,000	1,908,130

		5,434,361

Consumer Services - 2.7%
The Western Union Company:
5.930%, 10/01/2016	1,000,000	1,009,841
2.875%, 12/10/2017	2,250,000	2,288,603
3.650%, 08/22/2018	2,500,000	2,599,268

		5,897,712

Containers & Packaging - 2.4%
Ball Corporation:
5.000%, 03/15/2022	2,000,000	2,133,000
5.250%, 07/01/2025	3,000,000	3,138,750

		5,271,750

Diversified Financials - 2.3%
JPMorgan Chase & Co.:
1.538%, 01/25/2018 (a)	3,000,000	3,015,270
3.875%, 09/10/2024	2,000,000	2,074,298

		5,089,568

Diversified Telecommunication Services - 6.7%
AT&T Inc. (a):
1.577%, 11/27/2018	3,000,000	3,016,500
1.326%, 03/11/2019	1,500,000	1,493,931
CenturyLink, Inc.:
6.150%, 09/15/2019	1,402,000	1,498,388
5.800%, 03/15/2022	2,500,000	2,436,725
Verizon Communications Inc. (a):
2.183%, 09/15/2016	4,000,000	4,010,388
2.406%, 09/14/2018	2,000,000	2,050,560

		14,506,492

Food & Drug Retailing - 4.6%
CVS Health Corporation:
1.200%, 12/05/2016	2,000,000	2,003,374
5.750%, 06/01/2017	2,750,000	2,868,245
4.125%, 05/15/2021
Callable 02/15/2021	2,000,000	2,197,382
Walgreens Boots Alliance, Inc.:
1.750%, 11/17/2017	776,000	781,798
3.800%, 11/18/2024
Callable 08/18/2024	2,000,000	2,122,672

		9,973,471

Food Products - 0.3%
Kraft Foods Group, Inc.
2.250%, 06/05/2017	555,000	560,216

Health Care Equipment & Supplies - 3.5%
DENTSPLY International Inc.
2.750%, 08/15/2016	1,446,000	1,448,665

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2016 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Health Care Equipment & Supplies - 3.5%, Continued
PerkinElmer, Inc.
5.000%, 11/15/2021
Callable 08/15/2021	$1,094,000	$1,214,283
Thermo Fisher Scientific, Inc.
4.150%, 02/01/2024
Callable 11/01/2023	4,500,000	4,919,080

		7,582,028

Health Care Providers & Services - 0.5%
Express Scripts Holding Company
1.250%, 06/02/2017	975,000	974,536

Household Durables - 1.5%
Newell Brands, Inc.
3.150%, 04/01/2021
Callable 03/01/2021	3,150,000	3,285,163

Household Products - 0.5%
The Procter & Gamble Company
8.000%, 09/01/2024	775,000	1,084,400

Internet & Catalog Retail - 1.0%
Amazon.com, Inc.
2.600%, 12/05/2019
Callable 11/05/2019	2,000,000	2,087,788

Machinery - 1.5%
Danaher Corporation
3.350%, 09/15/2025
Callable 06/15/2025	3,000,000	3,312,834

Media - 0.7%
The Walt Disney Company
5.625%, 09/15/2016	1,500,000	1,514,307

Metals & Mining - 0.2%
Alcoa Inc.
5.550%, 02/01/2017	500,000	511,875

Multiline Retail - 2.2%
Family Dollar Stores, Inc.
5.000%, 02/01/2021	4,500,000	4,792,500

Oil & Gas & Consumable Fuels - 11.1%
Anadarko Petroleum Corporation
6.375%, 09/15/2017	4,068,000	4,283,006
Chevron Corporation
2.411%, 03/03/2022
Callable 01/03/2022	1,000,000	1,021,060
ConocoPhillips Company
1.050%, 12/15/2017
Callable 11/15/2017	2,750,000	2,734,006
Enterprise Products Operating LLC:
1.650%, 05/07/2018	1,250,000	1,251,616
3.750%, 02/15/2025
Callable 11/15/2024	4,000,000	4,179,420
Kinder Morgan Energy Partners, L.P.
4.250%, 09/01/2024
Callable 06/01/2024	3,000,000	3,042,660

CORPORATE BONDS	Principal Amount	Value
Oil & Gas & Consumable Fuels - 11.1%, Continued
Noble Holding International Ltd. (b)
2.500%, 03/15/2017	$2,000,000	$1,982,400
Range Resources Corporation
5.000%, 08/15/2022
Callable 02/15/2017	5,850,000	5,542,875

		24,037,043

Pharmaceuticals - 2.1%
AbbVie Inc.
1.750%, 11/06/2017	3,500,000	3,521,830
Allergan, Inc.
1.350%, 03/15/2018	1,017,000	1,010,977

		4,532,807

Real Estate Investment Trusts - 2.4%
American Tower Corporation:
3.400%, 02/15/2019	1,001,000	1,043,023
5.050%, 09/01/2020	1,250,000	1,391,227
5.000%, 02/15/2024	2,500,000	2,832,040

		5,266,290

Road & Rail - 0.1%
Burlington Northern Santa Fe Corporation
5.650%, 05/01/2017	185,000	192,178

Software & Services - 1.2%
Sabre GLBL Inc. (c)
5.375%, 04/15/2023
Callable 04/15/2018
(Acquired 04/01/2015, Cost $2,548,100)	2,500,000	2,568,750

TOTAL CORPORATE BONDS
(Cost $150,729,790)		154,286,099

U.S. GOVERNMENT ISSUES - 10.1%
U.S. Treasury Notes - 10.1%
1.000%, 08/15/2018	2,000,000	2,016,328
1.250%, 10/31/2019	2,000,000	2,031,836
2.000%, 07/31/2020	2,000,000	2,087,656
2.250%, 07/31/2021	2,000,000	2,119,570
2.000%, 11/30/2022	2,000,000	2,093,554
2.000%, 02/15/2023	3,000,000	3,142,911
2.500%, 08/15/2023	2,000,000	2,167,032
2.250%, 11/15/2024	3,000,000	3,200,742
2.000%, 02/15/2025	1,000,000	1,046,465
2.000%, 08/15/2025	2,000,000	2,091,250

TOTAL U.S. GOVERNMENT ISSUES
(Cost $21,076,312)		21,997,344

U.S. GOVERNMENT SPONSORED ENTITIES - 13.2%
Fannie Mae - 5.3%
1.250%, 05/17/2021
Callable 11/17/2016	2,500,000	2,501,860

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2016 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Fannie Mae - 5.3%, Continued
1.500%, 05/17/2024
Callable 11/17/2016	$2,800,000	$2,801,380
2.625%, 09/06/2024	2,000,000	2,154,178
2.000%, 07/12/2027
Callable 07/12/2016	2,000,000	2,000,364
2.500%, 09/30/2030
Callable 09/30/2016	2,000,000	2,002,068

		11,459,850

Federal Home Loan Banks - 4.4%
4.875%, 05/17/2017	1,000,000	1,037,663
2.100%, 06/30/2021
Callable 09/30/2016	1,440,000	1,442,866
1.000%, 09/30/2021
Callable 09/30/2016	5,000,000	4,999,835
1.000%, 06/22/2023
Callable 06/22/2017	2,050,000	2,049,387

		9,529,751

Freddie Mac - 3.5%
5.125%, 11/17/2017	500,000	531,184
2.375%, 01/13/2022	2,000,000	2,119,956
2.000%, 01/28/2022
Callable 7/28/2016	1,000,000	1,000,143
1.000%, 06/30/2023
Callable 12/30/2016	1,500,000	1,497,917
2.000%, 05/23/2031
Callable 11/23/2016	2,500,000	2,500,742

		7,649,942

TOTAL U.S. GOVERNMENT SPONSORED ENTITIES
(Cost $28,448,108)		28,639,543

SHORT-TERM INVESTMENTS - 4.9%	Shares
Corporate Bonds - 3.4%
Ecolab Inc.
3.000%, 12/08/2016	2,250,000	2,269,544
JPMorgan Chase & Co.
1.350%, 02/15/2017	2,475,000	2,480,254
Noble Holding International Ltd. (b)
2.500%, 03/15/2017	1,400,000	1,387,680
SunTrust Bank of Atlanta, GA
1.350%, 02/15/2017
Callable 01/15/2017	1,200,000	1,201,598

		7,339,076

SHORT-TERM INVESTMENTS	Shares	Value
Money Market Fund (d) - 1.5%
Federated Government Obligations Fund - Institutional Shares, 0.25%	3,233,732	$3,233,732

TOTAL SHORT-TERM INVESTMENTS
(Cost $10,544,042)		10,572,808

Total Investments - 99.3%
(Cost $210,798,252)		215,495,794
Other Assets in Excess of Liabilities - 0.7%		1,541,924

TOTAL NET ASSETS - 100.0%		$217,037,718

(a)	Floating rate.
(b)	Security issued by non-U.S. incorporated company.
(c)	Restricted security. Resale to the public may require registration or may extend only to qualified institutional buyers. The fair market value of the security was $2,568,750 representing 1.2% of the Fund’s total net assets.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by asset class and industry pursuant to the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2016 (Unaudited)

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund

Assets:
Investments, at value*	$477,445,762	$40,995,041	$271,800,220	$51,214,572	$215,495,794
Receivable for Fund shares sold	119,687	—	688	32,040	44,500
Dividends and interest receivable	204,891	12,644	300,369	101,369	1,725,273
Investments receivable	3,899,808	201,869	—	—	—
Other assets	71,306	41,027	34,128	15,037	21,338

Total assets	481,741,454	41,250,581	272,135,405	51,363,018	217,286,905

Liabilities:
Payable for Fund shares redeemed	188,683	5,000	285,976	42,718	—
Payable for investment advisory fees (Note B)	873,783	56,975	357,314	49,826	131,307
Payable for administrative fees	63,126	6,891	35,926	6,184	28,261
Payable for accounting and transfer agent fees and expenses	50,367	1,952	26,617	10,734	19,666
Payable for professional fees	36,980	1,358	18,629	6,034	14,766
Payable for custody fees and expenses	10,630	1,205	4,740	1,096	3,599
Payable for reports to shareholders	18,880	15,965	7,117	779	4,459
Payable for distribution expense (Note B)	4,192	—	—	—	—
Accrued expenses and other liabilities	90,525	5,198	36,246	4,312	47,129

Total liabilities	1,337,166	94,544	772,565	121,683	249,187

Net assets	$480,404,288	$41,156,037	$271,362,840	$51,241,335	$217,037,718

Net assets consist of:
Paid in capital	$372,139,432	$29,775,015	$173,928,469	$39,242,282	$213,236,027
Accumulated net investment income (loss)	55,290	(262,009)	1,238,001	3,108	25,935
Accumulated net realized gain (loss) on investments	30,467,697	6,580,301	8,051,272	523,385	(921,786)
Net unrealized appreciation on investments	77,741,869	5,062,730	88,145,098	11,472,560	4,697,542

Net assets	$480,404,288	$41,156,037	$271,362,840	$51,241,335	$217,037,718

INSTITUTIONAL CLASS
Net assets	$476,252,262	$41,156,037	$271,362,840	$51,241,335	$217,037,718
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	23,870,776	3,798,418	12,061,919	2,526,212	20,026,421
Net asset value per share (offering and redemption price)	$19.95	$10.84	$22.50	$20.28	$10.84

ADVISER CLASS**
Net assets	$4,152,026
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	218,621
Net asset value per share (offering and redemption price)	$18.99

* Cost of Investments	$399,703,893	$35,932,311	$183,655,122	$39,742,012	$210,798,252

**	Currently, Adviser Class shares are authorized only for the Small Cap Equity, Small-Mid Cap Equity and Equity Funds and are offered only by the Small Cap Equity Fund.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2016 (Unaudited)

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund

Investment Income:
Dividends*	$2,489,076	$294,472	$2,283,599	$267,663	$10,938
Interest	12,309	7,304	3,671	113,192	2,865,023

Total income	2,501,385	301,776	2,287,270	380,855	2,875,961

Expenses:
Investment advisory fees (Note B)	1,877,007	422,838	918,111	137,946	514,839
Distribution expense – Adviser Class (Note B)	6,638	—	—	—	—
Administrative fees	190,595	46,453	106,348	17,286	83,331
Accounting and transfer agent fees and expenses	187,559	74,876	95,294	34,732	67,840
Professional fees	73,811	11,188	36,898	7,336	28,780
Trustees’ fees	58,570	19,405	25,438	3,245	18,566
Custody fees and expenses	36,689	22,354	13,935	2,977	10,673
Federal and state registration	37,339	21,211	22,857	8,251	13,590
Reports to shareholders	21,394	1,096	7,679	1,105	4,504
Other	105,689	11,368	43,637	5,397	30,475

Total expenses	2,595,291	630,789	1,270,197	218,275	772,598
Less, expense waiver and/or reimbursement (Note B)	(85,977)	(67,004)	(220,928)	(48,495)	(257,759)

Net expenses	2,509,314	563,785	1,049,269	169,780	514,839

Net investment income (loss)	(7,929)	(262,009)	1,238,001	211,075	2,361,122

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	30,847,869	8,069,318	8,151,005	520,171	(769,206)
Net change in unrealized appreciation/depreciation on investments	(33,512,723)	(44,773,813)	2,640,347	1,110,559	7,207,172

Net realized and unrealized gain (loss) on investments	(2,664,854)	(36,704,495)	10,791,352	1,630,730	6,437,966

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,672,783)	$(36,966,504)	$12,029,353	$1,841,805	$8,799,088

* Net of foreign taxes withheld	$13,855	$2,386	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income (loss)	$(7,929)	$335,657	$(262,009)	$(1,777,088)
Net realized gain on investments	30,847,869	68,905,500	8,069,318	21,067,361
Net change in unrealized appreciation/depreciation on investments	(33,512,723)	(101,306,129)	(44,773,813)	(22,958,355)

Net decrease in net assets resulting from operations	(2,672,783)	(32,064,972)	(36,966,504)	(3,668,082)

Dividends and Distributions to Institutional Class Shareholders:
Net investment income	—	(272,438)	—	—
Net realized gain on investments	—	(74,954,483)	—	(22,188,977)

	—	(75,226,921)	—	(22,188,977)

Dividends and Distributions to Adviser Class Shareholders:
Net investment income	—	—	—	—
Net realized gain on investments	—	(1,148,479)	—	—

	—	(1,148,479)	—	—

Net decrease in net assets resulting from Fund share transactions (Note C)	(93,942,348)	(169,836,141)	(253,831,325)	(33,856,876)

Total decrease in net assets	(96,615,131)	(278,276,513)	(290,797,829)	(59,713,935)

Net Assets:
Beginning of period	577,019,419	855,295,932	331,953,866	391,667,801

End of period*	$480,404,288	$577,019,419	$41,156,037	$331,953,866

* Including accumulated net investment income (loss) of	$55,290	$63,219	$(262,009)	$—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Equity Fund		LKCM Balanced Fund

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$1,238,001	$2,537,358	$211,075	$354,924
Net realized gain on investments	8,151,005	5,946,987	520,171	1,005,163
Net change in unrealized appreciation/depreciation on investments	2,640,347	(18,969,032)	1,110,559	(956,345)

Net increase (decrease) in net assets resulting from operations	12,029,353	(10,484,687)	1,841,805	403,742

Dividends and Distributions to Shareholders:
Net investment income	—	(2,560,056)	(208,051)	(355,959)
Net realized gain on investments	—	(5,283,852)	—	(957,923)

	—	(7,843,908)	(208,051)	(1,313,882)

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	(21,866,236)	(34,163,801)	10,454,449	3,035,605

Total increase (decrease) in net assets	(9,836,883)	(52,492,396)	12,088,203	2,125,465

Net Assets:
Beginning of period	281,199,723	333,692,119	39,153,132	37,027,667

End of period*	$271,362,840	$281,199,723	$51,241,335	$39,153,132

* Including accumulated net investment income of	$1,238,001	$—	$3,108	$84

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Fixed Income Fund

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$2,361,122	$5,200,499
Net realized gain (loss) on investments	(769,206)	529,547
Net change in unrealized appreciation/depreciation on investments	7,207,172	(6,384,631)

Net increase (decrease) in net assets resulting from operations	8,799,088	(654,585)

Dividends and Distributions to Shareholders:
Net investment income	(2,335,187)	(5,211,497)
Net realized gain on investments	—	(607,274)

	(2,335,187)	(5,818,771)

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	11,732,954	(17,390,017)

Total increase (decrease) in net assets	18,196,855	(23,863,373)

Net Assets:
Beginning of period	198,840,863	222,704,236

End of period*	$217,037,718	$198,840,863

* Including accumulated net investment income of	$25,935	$—

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small Cap Equity Fund – Institutional Class

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value – Beginning of Period	$19.86		$24.05	$28.33		$22.69		$22.45	$21.49

Net investment income (loss)	(0.00	)(1)(2)	0.01	(0.06	)(1)	(0.06	)(3)	0.13 (1)	(0.08	)(1)
Net realized and unrealized gain (loss) on investments	0.09	(4)	(1.29)	(0.77)		8.02		2.01	1.04

Total from investment operations	0.09		(1.28)	(0.83)		7.96		2.14	0.96

Dividends from net investment income	—		(0.01)	—		—		(0.13)	—
Distributions from net realized gains	—		(2.90)	(3.45)		(2.32)		(1.77)	—

Total dividends and distributions	—		(2.91)	(3.45)		(2.32)		(1.90)	—

Net Asset Value – End of Period	$19.95		$19.86	$24.05		$28.33		$22.69	$22.45

Total Return	0.45%	(6)	-5.58%	-3.11%		35.11%		9.74%	4.47%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$476,252		$568,421	$840,631		$1,047,607		$819,985	$785,280
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.03%	(7)	0.97%	0.94%		0.95%		0.94%	0.95%
After expense waiver and/or reimbursement	1.00%		0.97%	0.94%		0.95%		0.94%	0.95%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.03)%	(7)	0.05%	(0.21)%		(0.23)%		0.53%	(0.33)%
After expense waiver and/or reimbursement	0.00%		0.05%	(0.21)%		(0.23)%		0.53%	(0.33)%
Portfolio turnover rate(5)	28%		62%	60%		47%		49%	50%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Amount is less than $(0.005).
(3)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(4)	Due to the timing of capital share transactions, the per share amount of net realized and unrealized gain on investments varies from the amounts shown in the statement of operations.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)	Not annualized.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small Cap Equity Fund – Adviser Class

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value – Beginning of Period	$18.93		$23.11	$27.43		$22.07		$21.88	$21.00

Net investment income (loss)	(0.02	)(1)	(0.05)	(0.12	)(1)	(0.13	)(2)	0.07 (1)	(0.13	)(1)
Net realized and unrealized gain (loss) on investments	0.08	(3)	(1.23)	(0.75)		7.81		1.95	1.01

Total from investment operations	0.06		(1.28)	(0.87)		7.68		2.02	0.88

Dividends from net investment income	—		—	—		—		(0.06)	—
Distributions from net realized gains	—		(2.90)	(3.45)		(2.32)		(1.77)	—

Total dividends and distributions	—		(2.90)	(3.45)		(2.32)		(1.83)	—

Net Asset Value – End of Period	$18.99		$18.93	$23.11		$27.43		$22.07	$21.88

Total Return	0.32%	(5)	-5.81%	-3.35%		34.81%		9.45%	4.19%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$4,152		$8,598	$14,665		$41,153		$40,737	$43,124
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.28%	(6)	1.22%	1.19%		1.20%		1.19%	1.20%
After expense waiver and/or reimbursement	1.25%		1.22%	1.19%		1.20%		1.19%	1.20%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.28)%	(6)	(0.20)%	(0.46)%		(0.48)%		0.28%	(0.58)%
After expense waiver and/or reimbursement	(0.25)%		(0.20)%	(0.46)%		(0.48)%		0.28%	(0.58)%
Portfolio turnover rate(4)	28%		62%	60%		47%		49%	50%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Due to the timing of capital share transactions, the per share amount of net realized and unrealized gain on investments varies from the amounts shown in the statement of operations.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small-Mid Cap Equity Fund

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		May 2, 2011(1) through December 31, 2011
Net Asset Value – Beginning of Period	$11.15		$12.10		$12.97		$9.68		$8.86		$10.00

Net investment loss	(0.02	)(2)	(0.06	)(3)	(0.08	)(2)	(0.06	)(3)	(0.03	)(2)	(0.02	)(2)
Net realized and unrealized gain (loss) on investments	(0.29)		(0.10)		(0.48)		3.35		0.85		(1.12)

Total from investment operations	(0.31)		(0.16)		(0.56)		3.29		0.82		(1.14)

Distributions from net realized gains	—		(0.79)		(0.31)		—		—		—

Net Asset Value – End of Period	$10.84		$11.15		$12.10		$12.97		$9.68		$8.86

Total Return	-2.78%	(4)	-1.41%		-4.39%		33.99%		9.26%		-11.40%	(4)

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$41,156		$331,954		$391,668		$366,423		$250,164		$23,755
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.12%	(5)	1.14%		1.20%		1.18%		1.18%		2.14%	(5)
After expense waiver and/or reimbursement	1.00%	(5)	1.00%		1.00%		1.00%		1.00%		1.00%	(5)
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.58)%	(5)	(0.63)%		(0.82)%		(0.77)%		(0.50)%		(1.55)%	(5)
After expense waiver and/or reimbursement	(0.46)%	(5)	(0.49)%		(0.62)%		(0.59)%		(0.32)%		(0.41)%	(5)
Portfolio turnover rate	43%		70%		72%		49%		56%		36%

(1)	Commencement of operations.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Equity Fund

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013(1)	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value – Beginning of Period	$21.40		$22.81	$22.44	$17.62	$15.34	$15.18

Net investment income	0.10		0.18 (2)	0.17 (3)	0.14 (2)	0.14 (2)	0.11 (2)
Net realized and unrealized gain on investments	1.00		(0.98)	1.28	5.27	2.27	0.39

Total from investment operations	1.10		(0.80)	1.45	5.41	2.41	0.50

Dividends from net investment income	—		(0.20)	(0.16)	(0.12)	(0.12)	(0.10)
Distributions from net realized gains	—		(0.41)	(0.92)	(0.47)	(0.01)	(0.24)

Total dividends and distributions	—		(0.61)	(1.08)	(0.59)	(0.13)	(0.34)

Net Asset Value – End of Period	$22.50		$21.40	$22.81	$22.44	$17.62	$15.34

Total Return	5.14%	(4)	-3.54%	6.40%	30.74%	15.69%	3.30%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$271,363		$281,200	$333,692	$323,932	$161,129	$102,548
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.97%	(5)	0.93%	0.92%	0.93%	0.96%	0.99%
After expense waiver and/or reimbursement	0.80%	(5)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.77%	(5)	0.68%	0.59%	0.53%	0.69%	0.54%
After expense waiver and/or reimbursement	0.94%	(5)	0.81%	0.71%	0.66%	0.85%	0.73%
Portfolio turnover rate	5%		13%	14%	17%	12%	20%

(1)	On May 10, 2013, the Armstrong Fund was reorganized into the LKCM Equity Fund. Activity after May 10, 2013 reflects the Funds’ combined operations.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Balanced Fund

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value – Beginning of Period	$19.60		$20.10		$19.63	$16.11	$14.53	$14.25

Net investment income	0.10	(1)	0.19		0.24	0.17	0.19	0.17
Net realized and unrealized gain (loss) on investments	0.67		(0.00	)(2)	0.94	3.55	1.58	0.28

Total from investment operations	0.77		0.19		1.18	3.72	1.77	0.45

Dividends from net investment income	(0.09)		(0.19)		(0.24)	(0.17)	(0.19)	(0.17)
Distributions from net realized gains	—		(0.50)		(0.47)	(0.03)	—	—

Total dividends and distributions	(0.09)		(0.69)		(0.71)	(0.20)	(0.19)	(0.17)

Net Asset Value – End of Period	$20.28		$19.60		$20.10	$19.63	$16.11	$14.53

Total Return	3.93%	(3)	0.91%		5.99%	23.18%	12.20%	3.16%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$51,241		$39,153		$37,028	$35,332	$21,800	$18,560
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.03%	(4)	1.02%		0.99%	1.04%	1.10%	1.14%
After expense waiver and/or reimbursement	0.80%	(4)	0.80%		0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.77%	(4)	0.73%		1.02%	0.72%	0.91%	0.83%
After expense waiver and/or reimbursement	1.00%	(4)	0.95%		1.21%	0.96%	1.21%	1.17%
Portfolio turnover rate	9%		16%		20%	10%	15%	34%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Less than $(0.005).
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Fixed Income Fund

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value – Beginning of Period	$10.50		$10.82		$10.91	$11.23	$11.04	$11.03

Net investment income	0.12		0.25	(2)	0.22	0.27	0.34	0.37
Net realized and unrealized gain (loss) on investments	0.34		(0.28)		(0.03)	(0.26)	0.25	0.09

Total from investment operations	0.46		(0.03)		0.19	0.01	0.59	0.46

Dividends from net investment income	(0.12)		(0.26)		(0.22)	(0.27)	(0.34)	(0.37)
Distributions from net realized gains	—		(0.03)		(0.06)	(0.06)	(0.06)	(0.08)

Total dividends and distributions	(0.12)		(0.29)		(0.28)	(0.33)	(0.40)	(0.45)

Net Asset Value – End of Period	$10.84		$10.50		$10.82	$10.91	$11.23	$11.04

Total Return	4.38%	(3)	-0.27%		1.72%	0.07%	5.44%	4.22%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$217,038		$198,841		$222,704	$221,104	$205,880	$178,116
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.75%	(4)	0.73%	(1)	0.70%	0.72%	0.71%	0.72%
After expense waiver and/or reimbursement	0.50%	(4)	0.56%	(1)	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	2.04%	(4)	2.18%	(1)	1.92%	2.34%	2.98%	3.31%
After expense waiver and/or reimbursement	2.29%	(4)	2.35%	(1)	1.97%	2.41%	3.04%	3.38%
Portfolio turnover rate	26%		29%		46%	30%	31%	24%

(1)	Effective May 22, 2015, the Adviser contractually agreed to lower the expense cap for the Fund from 0.65% to 0.50% of the Fund’s average daily net assets (Note B).
(2)	Net investment income per share represents net investment income divided by the average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consisted of eight diversified series as of June 30, 2016, five of which are presented herein the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund (collectively, the “Funds”). The assets of the Funds are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), and May 2, 2011 (LKCM Small-Mid Cap Equity Fund—Institutional and Adviser Class Shares). The Small Cap Equity Fund and the Equity Fund created a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund and Small-Mid Cap Equity Fund Adviser Class Shares have not yet commenced operations. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days, unless otherwise determined by a Fund in its discretion.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of smaller companies (those with market capitalizations at the time of investment between $600 million and $4.5 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $1.25 billion and $10 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation and/or companies that the Adviser believes have attractive relative valuations. The LKCM Balanced Fund seeks to provide investors with current income and long-term capital appreciation by investing primarily in a portfolio of equity and fixed income securities and cash equivalent securities with at least 25% of the Fund’s total assets invested in fixed income securities under normal circumstances. The LKCM Fixed Income Fund seeks current income by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade corporate and U.S. government fixed income securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available (including restricted securities) are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board has adopted specific guidelines and procedures for valuing portfolio securities and delegated their implementation to the Adviser. The guidelines and procedures authorize the Adviser to make determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may use prices provided by independent pricing services to assist in the fair valuation of the Funds’ portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of June 30, 2016, the Funds’ assets carried at fair value were classified as follows:

LKCM Small Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$469,271,679	$—	$—	$469,271,679
Money Market Fund	8,174,083	—	—	8,174,083

Total Investments*	$477,445,762	$—	$—	$477,445,762

LKCM Small-Mid Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$39,775,884	$—	$—	$39,775,884
Money Market Funds	1,219,157	—	—	1,219,157

Total Investments*	$40,995,041	$—	$—	$40,995,041

LKCM Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$264,680,432	$—	$—	$264,680,432
Money Market Fund	7,119,788	—	—	7,119,788

Total Investments*	$271,800,220	$—	$—	$271,800,220

LKCM Balanced Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$33,774,552	$—	$—	$33,774,552
Corporate Bonds	—	13,999,331	—	13,999,331
Money Market Funds	3,440,689	—	—	3,440,689

Total Investments*	$37,215,241	$13,999,331	$—	$51,214,572

LKCM Fixed Income Fund
Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$161,625,175	$—	$161,625,175
U.S. Government Sponsored Entities	—	28,639,543	—	28,639,543
U.S. Government Issues	—	21,997,344	—	21,997,344
Money Market Fund	3,233,732	—	—	3,233,732

Total Investments*	$3,233,732	$212,262,062	$—	$215,495,794

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period. Transfers between levels are recognized at the end of the reporting period.

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund and LKCM Equity Fund generally intend to pay dividends and distribute net capital, if any, at least on an annual basis. The LKCM Balanced Fund and LKCM Fixed Income Fund generally intend to pay dividends on a quarterly basis and distribute net capital, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund’s classes in proportion to their respective net assets.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Funds may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

10.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Funds to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Funds through April 30, 2017 in order to limit each Fund’s operating expenses to the annual cap rates presented below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the six months ended June 30, 2016, the Adviser waived the following management fees to meet its expense cap obligations:

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Annual Management Fee Rate	0.75%		0.75%	0.70%	0.65%	0.50%
Annual Cap on Expenses	1.00%	(Inst.)	1.00%	0.80%	0.80%	0.50%
	1.25%	(Adviser)
Fees Waived in 2016	$85,977		$67,004	$220,928	$48,495	$257,759

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Small Cap Equity Fund, Small-Mid Cap Equity Fund and Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund’s average daily net assets. For the six months ended June 30, 2016, fees incurred by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $6,638. The Adviser Class shares of the Equity Fund and the Small-Mid Cap Equity Fund have not yet commenced operations. The Funds have also adopted an Institutional Class Distribution

Plan, under which each Fund may pay up to 0.75% of its average daily net assets for distribution and other services. Currently, the Board of Trustees has not authorized payments under this plan and, as a result, the Funds currently neither accrue nor pay any fees under the plan.

C.    Fund Shares:    At June 30, 2016, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

LKCM Small Cap Equity Fund
	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	1,290,005	$23,682,030	2,997,132	$72,867,416
Shares issued to shareholders in reinvestment of distributions	—	—	3,306,174	67,148,391
Shares redeemed	(6,043,430)	(113,609,818)	(12,636,846)	(305,284,952)
Redemption fee		1,121		6,506

Net decrease	(4,753,425)	$(89,926,667)	(6,333,540)	$(165,262,639)

Shares Outstanding:
Beginning of period	28,624,201		34,957,741

End of period	23,870,776		28,624,201

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	13,169	$233,064	37,553	$879,930
Shares issued to shareholders in reinvestment of distributions	—	—	58,116	1,125,135
Shares redeemed	(248,710)	(4,248,745)	(276,218)	(6,578,572)
Redemption fee		—		5

Net decrease	(235,541)	$(4,015,681)	(180,549)	$(4,573,502)

Shares Outstanding:
Beginning of period	454,162		634,711

End of period	218,621		454,162

Total Net Decrease		$(93,942,348)		$(169,836,141)

LKCM Small-Mid Cap Equity Fund

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	773,115	$7,840,867	6,196,826	$77,641,362
Shares issued to shareholders in reinvestment of distributions	—	—	1,880,563	21,343,975
Shares redeemed	(26,754,471)	(261,672,192)	(10,664,162)	(132,842,460)
Redemption fee		—		247

Net decrease	(25,981,356)	$(253,831,325)	(2,586,773)	$(33,856,876)

Shares Outstanding:
Beginning of period	29,779,774		32,366,547

End of period	3,798,418		29,779,774

LKCM Equity Fund
	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	361,310	$7,771,515	1,221,990	$27,628,704
Shares issued to shareholders in reinvestment of distributions	—	—	344,143	7,485,106
Shares redeemed	(1,439,946)	(29,637,822)	(3,055,836)	(69,278,705)
Redemption fee		71		1,094

Net decrease	(1,078,636)	$(21,866,236)	(1,489,703)	$(34,163,801)

Shares Outstanding:
Beginning of period	13,140,555		14,630,258

End of period	12,061,919		13,140,555

LKCM Balanced Fund
	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	695,888	$13,772,782	412,913	$8,327,748
Shares issued to shareholders in reinvestment of distributions	10,010	199,939	64,253	1,273,898
Shares redeemed	(177,746)	(3,518,357)	(321,117)	(6,567,767)
Redemption fee		85		1,726

Net increase	528,152	$10,454,449	156,049	$3,035,605

Shares Outstanding:
Beginning of period	1,998,060		1,842,011

End of period	2,526,212		1,998,060

LKCM Fixed Income Fund
	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	1,181,659	$12,667,899	1,816,505	$19,700,563
Shares issued to shareholders in reinvestment of distributions	198,420	2,134,298	494,647	5,274,361
Shares redeemed	(286,277)	(3,069,243)	(3,952,618)	(42,364,956)
Redemption fee		—		15

Net increase (decrease)	1,093,802	$11,732,954	(1,641,466)	$(17,390,017)

Shares Outstanding:
Beginning of period	18,932,619		20,574,085

End of period	20,026,421		18,932,619

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2016 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Small Cap Equity Fund	$—	$140,991,718	$—	$245,388,888
LKCM Small-Mid Cap Equity Fund	—	48,617,444	—	281,453,959
LKCM Equity Fund	—	12,900,359	—	36,930,098
LKCM Balanced Fund	—	12,333,875	—	3,677,850
LKCM Fixed Income Fund	22,892,499	33,708,224	13,470,234	36,982,355

E.    Tax Information:    At December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

As of December 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

	LKCM Small Cap Equity	LKCM Small-Mid Cap Equity	LKCM Equity	LKCM Balanced	LKCM Fixed Income
Cost of Investments	$467,296,190	$282,628,031	$195,729,719	$28,429,725	$199,640,121

Gross Unrealized Appreciation	$124,355,050	$57,370,140	$94,010,393	$10,874,339	$2,040,408
Gross Unrealized Depreciation	(13,480,630)	(7,877,012)	(8,505,642)	(512,338)	(4,550,038)

Net Unrealized Appreciation	$110,874,420	$49,493,128	$85,504,751	$10,362,001	$(2,509,630)

Undistributed Ordinary Income	$63,219	$—	$—	$84	$—
Undistributed Long-Term Capital Gain	—	—	—	3,214	—

Total Distributable Earnings	$63,219	$—	$—	$3,298	$—

Other Accumulated Losses	$—	$(1,145,602)	$(99,733)	$—	$(152,580)

Total Accumulated Gains (Losses)	$110,937,639	$48,347,526	$85,405,018	$10,365,299	$(2,662,210)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At December 31, 2015, the LKCM Small-Mid Cap Equity Fund, the LKCM Equity Fund and the LKCM Fixed Income Fund deferred, on a tax basis, post-October capital losses of $1,145,602, $99,733 and $152,580, respectively.

The tax components of dividends paid during the periods shown below were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
LKCM Small Cap Equity Fund	$—	$—	$272,438	$76,102,962
LKCM Small-Mid Cap Equity Fund	—	—	—	22,188,977
LKCM Equity Fund	—	—	2,565,253	5,278,655
LKCM Balanced Fund	208,051	—	355,959	957,923
LKCM Fixed Income Fund	2,335,187	—	5,204,601	614,170

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2015. The Funds designated earnings and profits distributed to shareholders upon the redemption of shares during 2015 in determining undistributed net capital gains as of December 31, 2015.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2012 through December 31, 2015. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2015. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Subsequent Events:    Effective July 29, 2016, the Trust consisted of six diversified series: LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, and LKCM Aquinas Catholic Equity Fund. On July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth reorganized into the LKCM Aquinas Value Fund, following which the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund.

LKCM FUNDS
ADDITIONAL INFORMATION
June 30, 2016 (Unaudited)

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and is also available by calling 1-800-688-LKCM. You can also review and copy the Funds’ Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

WITH RESPECT TO LKCM FUNDS

Introduction.    At a meeting held on February 23, 2016, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds (the “Trust”), on behalf of the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, and LKCM Fixed Income Fund (each, a “Fund” and collectively, the “Funds”).

In voting to approve the renewal of the Agreement, the Board considered information furnished throughout the year at regularly scheduled Board meetings, as well as information prepared specifically in connection with the annual renewal process. The Board also considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund; (2) the performance of each Fund as compared to a relevant benchmark and peer group of funds; (3) the level of the fees and the overall expenses of each Fund and how those compared to a peer group of funds and other institutional portfolios; (4) the costs of services provided to the Funds and the profitability of LKCM; (5) whether the fee levels reflect economies of scale for the benefit of investors; and (6) any other benefits derived by LKCM from its relationship with the Funds. The Board did not identify any single factor or item of information as all-important or controlling and each Board member may have accorded different weights to the various factors in reaching his conclusions with respect to the Agreement.

In considering the approval of the Agreement, the Board requested and considered a broad range of information provided by LKCM, including, but not limited to, reports relating to each Fund’s performance and expenses, information regarding other clients, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board’s legal duties in considering the renewal of the Agreement. The Board also meets each quarter to review various aspects of the Funds.

Nature, Extent and Quality of Services.    The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Fund under the Agreement. The Board considered that LKCM has provided investment management services to individuals, foundations, estates, employee benefit plans, endowments, corporations and other clients since 1979. The Board recognized that LKCM is responsible for managing the Funds and monitoring their performance. The Board considered LKCM’s financial resources, insurance coverage, culture of compliance and compliance operations that support the Funds. The Board also considered LKCM’s representation that it has invested considerable resources into the firm and its personnel to augment investment management and client service. The Board reviewed the portfolio managers and other key personnel who provide services to each Fund, and considered LKCM’s representation that the firm historically has experienced very low personnel turnover. The Board also considered LKCM’s representation that the firm has implemented a compensation structure designed to attract and retain highly qualified investment professionals.

The Board also reviewed the compliance services provided to the Funds by LKCM, including LKCM’s oversight of the Funds’ day-to-day operations. The Trustees focused on the quality of LKCM’s compliance and support staff. In addition, the Board considered LKCM’s summary of its procedures for monitoring the Funds’ key service providers. The Board also considered LKCM’s description of its best execution practices, and noted LKCM’s representation that its soft-dollar and commission sharing arrangements for client transactions (including those for the Funds) comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the LKCM Funds.    The Board considered the performance of each Fund compared to the Fund’s benchmark index (“Benchmark”) and peer group funds compiled by Lipper, Inc. (“Lipper Index”) for various time periods ended December 31, 2015. The Board also considered LKCM’s discussion of each Fund’s performance. In considering each Fund’s performance, the Board noted that it reviews, at its regularly scheduled meetings, information regarding each Fund’s performance. The Board also noted LKCM’s representation that its investment strategy for the Funds focuses on investments in higher quality companies that meet LKCM’s stringent investment criteria, which had encountered difficulty in overcoming the general market’s “reach for yield” and focus on lower quality companies that have driven performance in recent years, but that LKCM believes the Funds are well positioned for the future.

The Board considered the performance of the Institutional Class of the Small Cap Equity Fund because the Institutional Class has been in existence for the longest period of time and has the longest performance history. The Board noted that the Institutional Class of the Small Cap Equity Fund outperformed its Benchmark and Lipper Index for the since-inception period, but underperformed its Benchmark and Lipper Index for the one-year, three-year, five-year and ten-year periods.

The Board noted that the Small-Mid Cap Equity Fund outperformed its Benchmark and Lipper Index for the one-year period, but underperformed its Benchmark and Lipper Index for the three-year and since-inception periods.

The Board noted that the Equity Fund outperformed its Benchmark for the ten-year period, but underperformed its Benchmark for the one-year, three-year, five-year and since-inception periods. The Board also noted that the Equity Fund outperformed its Lipper Index for the ten-year and since-inception periods, but underperformed its Lipper Index for the one-year, three-year and five-year periods.

The Board noted that the Balanced Fund had outperformed the Barclays Intermediate Government/Credit Bond Index for the three-year, five-year, ten-year and since-inception periods, but underperformed the Barclays Intermediate Government/Credit Bond Index for the

one-year period. The Board also noted that the Balanced Fund underperformed the S&P 500 Index for the one-year, three-year, five-year, ten-year and since-inception periods. The Board also compared the Balanced Fund’s performance to a blended index that reflected the Fund’s historical allocation to equity and fixed income securities (“Blended Index”). The Board noted that the Balanced Fund outperformed the Blended Index for the ten-year period, but underperformed the Blended Index for the one-year, three-year, five-year and since-inception periods. The Board also noted that the Balanced Fund outperformed the Lipper Index for the one-year, three-year, five-year, ten-year and since-inception periods.

The Board noted that the Fixed Income Fund underperformed its Benchmark for the one-year, three-year, five-year, ten-year and since-inception periods. The Board also noted that the Fixed Income Fund outperformed its Lipper Index for the ten-year and since-inception periods, performed in line with its Lipper Index for the five-year period, and underperformed its Lipper Index for the one-year and three-year periods.

Fees and Expenses.    The Board considered the advisory fee rates paid each Fund and each Fund’s net expense ratio (after fee waivers and/or expense reimbursements) relative to similar funds and LKCM’s other clients. The Board also considered that LKCM had contractually agreed to continue the current fee waivers and expense caps in effect for each Fund through April 30, 2017. The Board compared the contractual advisory fee rate and the net expense ratio of each Fund to a category of similar funds compiled by Lipper, Inc. (“Lipper Category”). The first quartile in a Lipper Category represents those funds with the lowest fees or expenses. The Board considered that, although the Funds’ contractual advisory fee rates may be higher than those of their peers, the expense cap arrangements generally cause the Funds’ overall net expense ratios to be lower than, or in line with, those of their peers.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Institutional Class of the Small Cap Equity Fund each were in the second quartile of its Lipper Category, respectively. In this case, the Small Cap Equity Fund’s advisory fee rate was slightly higher and its net expense ratio was lower than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Small-Mid Cap Equity Fund were in the second quartile of its Lipper Category. In this case, the Small-Mid Cap Equity Fund’s advisory fee rate and its net expense ratio were lower than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Equity Fund were in the third and first quartile of its Lipper Category, respectively. In this case, the Equity Fund’s advisory fee rate was higher than the average of its Lipper Category, and the net expense ratio was lower than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Balanced Fund were in the third and second quartile of its Lipper Category, respectively. In this case, the Balanced Fund’s advisory fee rate was higher than the average of its Lipper Category, and the net expense ratio was lower than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Fixed Income Fund were in the fourth and second quartile of its Lipper Category, respectively. In this case, the Fixed Income Fund’s advisory fee rate was higher than the average of its Lipper Category and the net expense ratio was lower than the average of its Lipper Category.

The Board considered the advisory fee rates charged by LKCM to other accounts managed by LKCM with similar investment strategies. The Board noted LKCM’s explanation that the fee rates charged by LKCM to the Funds and its similar accounts differ primarily as a result of differences in the regulatory, compliance and related expenses and level of services between the Funds and the other similar accounts.

Costs, Profitability and Economies of Scale.    The Board considered LKCM’s costs in rendering services to the Funds and the profitability of LKCM. The Board reviewed the fees paid by each Fund to LKCM for the last three calendar years. The Board also reviewed the estimated profit and loss statement provided by LKCM on a Fund-by-Fund basis. With respect to economies of scale, the Board considered that the Funds generally benefit from competitive management fee rates and net expense ratios despite not having reached an asset size at which economies of scale traditionally would be considered to exist. The Board also considered that, while there are no breakpoints in the Funds’ advisory fee rate schedules, LKCM waives fees and/or reimburses expenses to maintain the Funds’ net expense ratios at competitive levels.

Benefits Derived by LKCM from its Relationship with the Funds.    The Board requested and considered information regarding the potential fall-out benefits to LKCM from its association with the Funds. The Board noted that LKCM believes that both LKCM and the Funds benefit from LKCM’s soft dollar and commission sharing arrangements for third party and proprietary research used by LKCM in connection with its investment process. The Board also noted that LKCM believes its relationship with the Funds provides an indirect benefit to both parties in the form of enhanced recognition among institutional investors, consultants and other members of the financial community. The Board considered the indirect benefits to LKCM, in the form of additional clients with separately managed portfolios or subadvisory relationships with other mutual funds, and the Funds, which also may attract additional investors to the Funds.

Conclusion.    Based on its evaluation of these and other factors, the Board: (1) concluded that the fees paid to LKCM under the Agreement are fair and reasonable; (2) determined that shareholders would benefit from LKCM’s continued management of the Funds; and (3) approved the renewal of the Agreement with respect to the Funds.

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your nonpublic personal information as well as the sources through which we may obtain nonpublic personal information about you.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to outside firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President and Chief Executive Officer	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LKCM Aquinas Value Fund

(now known as LKCM Aquinas Catholic Equity Fund)

LKCM Aquinas Growth Fund

LKCM Aquinas Small Cap Fund

Semi-Annual Report

June 30, 2016

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Funds for indicated periods ended June 30, 2016:

Funds(1)	Inception Dates	NAV @ 6/30/16	Net Expense Ratio*, **	Gross Expense Ratio**	Six Month Total Return Ended 6/30/16	One Year Total Return Ended 6/30/16	Five Year Average Annualized Return Ended 6/30/16	Ten Year Average Annualized Return Ended 6/30/16	Avg. Annualized Total Return Since Incept.***
LKCM Aquinas Value Fund	7/11/05	$15.38	1.50%	1.55%	1.38%	-4.82%	7.54%	5.98%	6.07%
Russell 1000 Value® Index(2)					6.30%	2.86%	11.35%	6.13%	6.51%
LKCM Aquinas Growth Fund	7/11/05	$16.79	1.50%	1.66%	1.63%	0.76%	6.96%	6.14%	5.23%
Russell 1000 Growth® Index(3)					1.36%	3.02%	12.35%	8.78%	8.35%
LKCM Aquinas Small Cap Fund	7/11/05	$6.09	1.50%	2.59%	-0.33%	-11.63%	3.17%	4.52%	5.14%
Russell 2000® Index(4)					2.22%	-6.73%	8.35%	6.20%	6.61%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*	Luther King Capital Management Corporation, the Funds’ investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of each Fund to maintain designated expense ratios through April 30, 2017. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for each Fund during the six months ended June 30, 2016.
**	Expense ratios above are as of December 31, 2015, the Funds’ prior fiscal year end, as reported in the Funds’ current prospectus. Expense ratios reported for other periods in the financial highlights of this report for the Funds’ six months ended June 30, 2016 may differ due to the inclusion of acquired fund fees and expenses.
***	On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.
(1)	On July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund (the “Reorganizations”). At the time the Reorganizations were completed, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund (“Equity Fund”) and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the Equity Fund.
(2)	The Russell 1000 Value® Index is an unmanaged index which measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.
(3)	The Russell 1000 Growth® Index is an unmanaged index which measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
(4)	The Russell 2000® Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000® Index.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

1H2016 Review and Outlook

Domestically, economic data, including real personal income, initial jobless claims, and housing prices, improved during the first half of 2016. Business investment remained somewhat muted during the first half of 2016 as a result of lower levels of investment in the oil and gas industry and the continued impact of a stronger U.S. dollar. We believe that capital investment is likely to rise as these twin headwinds abate. While corporate profit growth generally has been challenging, we anticipate that year-over-year growth in corporate profits will resume in the second half of 2016.

With nearly all negative-yield debt concentrated in the Eurozone and Japan, we believe that it should come as no surprise that there has been record demand at U.S. government debt auctions this year. In May, demand for two-, five-, and seven-year U.S. Treasury notes soared to all-time highs. Relative to equities, we believe U.S. Treasury bonds are overvalued. The yield on the ten-year Treasury note closed the second quarter of 2016 at 1.47%, the lowest level since August 2012. Put into context, the dividend yield on the S&P 500® Index was 2.18% at the close of the second quarter of 2016. We believe U.S. Treasury notes have only been more expensive during two other time periods – 2008 and 2012. Following each of these years, U.S. Treasuries went on to post their worst annual returns on record, losing approximately 3.7% in 2009 and 3.4% in 2013.

In our view, the corrosive effect of negative interest rates will become more apparent over time. Negative interest rates generally hurt savers while at the same time compelling them to set aside even greater sums. We believe this will have negative repercussions for economic growth over time, contrary to the stated intent of the exercise. Even low interest rates domestically are unsettling in our view. The yield curve, which represents the anticipated rate of interest for successive years, is traditionally upward-sloping. This is because the interest rate on the ten-year U.S. Treasury note should be the same, in theory, as the rate of a one-year U.S. Treasury note rolled ten times plus a slight premium for the uncertainty of owning a longer-dated asset and its potential erosion in value due to inflation. Therefore, we believe that what longer-term domestic interest rates are implying is that not only is economic growth tepid now, but domestic economic growth is expected to be lackluster for the next ten years. However, we do not believe that interest rates are a definitive indicator of future domestic economic growth due to various factors.

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While future economic growth expectations are imbedded in the level of U.S. Treasury rates, we believe there are additional forces pulling interest rates lower. For example, negative interest rates in parts of Europe and Japan appear to be exerting a gravitational pull on U.S. interest rates. While an interest rate of around 1.50% for a ten-year maturity U.S. Treasury note is not exciting in our view from a historical context, we think it is downright exhilarating compared to the negative interest rates of approximately -0.13% in Germany, -0.22% in Japan, and -0.58% in Switzerland. We believe these forces have resulted in record demand for U.S. Treasuries at recent auctions.

We expect the year-over-year change in corporate profits for the S&P 500® Index will be negative for the second quarter of 2016, which would mark the fifth consecutive quarter of negative growth. The level of the S&P 500® Index has essentially moved sideways since the beginning of 2015 with episodic drawdowns primarily related to economic growth concerns. Over the past eighteen months, corporate profits appear to have been hindered by negative earnings in the energy sector as well as the negative impact of a stronger U.S. dollar. We believe both of these headwinds are fading and will eventually result in the resumption of corporate earnings growth as we enter 2017. We believe this has the potential to boost equity markets in the second half of 2016 as investors focus on future earnings expectations, particularly once we get beyond the fall elections.

LKCM Aquinas Value Fund

The LKCM Aquinas Value Fund underperformed its benchmark, the Russell 1000® Value Index, during the six months ended June 30, 2016, advancing 1.38% against the 6.30% return for the benchmark. The Fund’s performance relative to the benchmark benefited from stock selection in the Materials sector, but stock selection in the Information Technology, Financials and Industrials sectors detracted from performance relative to the benchmark. The Fund’s underweight position in the Utilities and Financials sectors and overweight position in the Consumer Discretionary sector also detracted from the Fund’s relative performance during the period. Upon the completion of the reorganizations of the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund into the Fund on July 29, 2016, the Fund changed its name to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund, as discussed below. We believe that, as the LKCM Aquinas Catholic Equity Fund, the Fund is well positioned for an anticipated improvement in consumer spending based on our expectations for improving employment and wages and lower energy costs.

LKCM Aquinas Small Cap Fund

The LKCM Aquinas Small Cap Fund underperformed its benchmark, the Russell 2000 Index, during the six months ended June 30, 2016, declining 0.33% versus the 2.22% advance for the benchmark. During the first half of 2016, stock selection in the Healthcare and Consumer Staples sectors benefited the Fund’s relative performance, while stock selection in the Financials sector, which suffered from an unexpected decline in interest rates during the first half of 2016, detracted from the Fund’s relative performance. The Fund’s underweight position in the Utilities sector, in which the Fund had no holdings, as well as the Fund’s tilt toward growth stocks, also contributed to the Fund’s relative underperformance during the first half of 2016.

LKCM Aquinas Growth Fund

The LKCM Aquinas Growth Fund returned 1.63% for the six months ended June 30, 2016, as compared to the 1.36% return for its benchmark, the Russell 1000® Growth Index, during the same period. During the first half of 2016, stock selection in the Consumer Discretionary, Healthcare and Information Technology sectors benefited the Fund’s relative performance, while stock selection in the Industrials and Financials sectors detracted from the Fund’s relative performance. The Fund also benefited from its underweight position in the Healthcare sector, which was primarily the result of the Fund’s Catholic-values investing mandate that limits the Fund’s ability to invest in a number of companies in this sector.

Fund Reorganizations

We are pleased to report that shareholders of the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund approved the Plan of Reorganization and Dissolution with respect to the reorganization of the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund into the LKCM Aquinas Value Fund (the “Reorganizations”) at a special meeting of shareholders held on July 20, 2016. Accordingly, effective July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund were reorganized into the LKCM Aquinas Value Fund in accordance with the Plan of Reorganization and Dissolution. At the time the Reorganizations were completed, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. Upon consummation of the Reorganizations, the cap on the net expense ratio of the LKCM Aquinas Catholic Equity Fund under an expense limitation agreement with Luther King Capital Management Corporation was lowered from 1.50% per annum to 1.00% per annum through at least December 31, 2017 and the Rule 12b-1 distribution fee rate payable by the LKCM Aquinas Catholic Equity Fund was reduced from 0.25% per annum to 0.10% per annum. Additional information about the Reorganizations and the LKCM Aquinas Catholic Equity Fund can be obtained by visiting www.aquinasfunds.com.

J. Luther King, Jr., CFA, CIC

August 1, 2016

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The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 7-11 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. These risks are discussed in the Funds’ summary and statutory prospectuses. Since the Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s Socially Responsible Investing Guidelines, the Funds may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Earnings growth is not a measure of future performance.

Stocks are generally perceived to have more financial risk than bonds in that bond holders have a claim on firm operations or assets that is senior to that of equity holders. In addition, stock prices are generally more volatile than bond prices. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. Similarly, the transaction costs involved in trading a stock may be more or less than a particular bond depending on the factors mentioned above and whether the stock or bond trades upon an exchange. Depending on the entity issuing the bond, it may or may or may not afford additional protections to the investor, such as a guarantee of return of principal by a government or bond insurance company. There is typically no guarantee of any kind associated with the purchase of an individual stock. Bonds are often owned by individuals interested in current income while stocks are generally owned by individuals seeking price appreciation with income a secondary concern. The tax treatment of returns of bonds and stocks also differs given differential tax treatment of income versus capital gain.

Dividend yield is a dividend expressed as a percentage of a current share price.

The Standard & Poor’s 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally representative of the performance of large capitalization companies in the U.S. stock market. One cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

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LKCM Aquinas Funds Expense Example — June 30, 2016 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/16 - 6/30/16).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth and Aquinas Small Cap Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Aquinas Value Fund
	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16 – 6/30/16
Actual	$1,000.00	$1,013.80	$7.51
Hypothetical (5% return before expense)	$1,000.00	$1,017.40	$7.52

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	LKCM Aquinas Growth Fund
	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16 – 6/30/16
Actual	$1,000.00	$1,016.30	$7.52
Hypothetical (5% return before expense)	$1,000.00	$1,017.40	$7.52

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

	LKCM Aquinas Small Cap Fund
	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16 – 6/30/16
Actual	$1,000.00	$996.70	$7.45
Hypothetical (5% return before expense)	$1,000.00	$1,017.40	$7.52

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Funds — June 30, 2016 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Value Fund

LKCM Aquinas Small Cap Fund

LKCM Aquinas Growth Fund

6

LKCM AQUINAS VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2016 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Aerospace & Defense - 3.7%
Honeywell International Inc.	11,500	$1,337,680

Auto Components - 2.8%
The Goodyear Tire & Rubber Company	40,000	1,026,400

Banks - 10.0%
Cullen/Frost Bankers, Inc.	15,000	955,950
SunTrust Banks, Inc.	35,500	1,458,340
Zions Bancorporation	50,000	1,256,500

		3,670,790

Beverages - 3.6%
PepsiCo, Inc.	12,500	1,324,250

Commercial Services & Supplies - 2.4%
Copart, Inc. (a)	17,500	857,675

Construction Materials - 3.9%
Martin Marietta Materials, Inc.	7,500	1,440,000

Diversified Financials - 1.4%
JPMorgan Chase & Co.	8,200	509,548

Electrical Equipment & Instruments - 3.7%
Roper Technologies, Inc.	8,000	1,364,480

Electronic Equipment & Instruments - 0.3%
Trimble Navigation Limited (a)	5,000	121,800

Energy Equipment & Services - 1.8%
Schlumberger Limited (b)	8,400	664,272

Food & Drug Retailing - 2.6%
CVS Health Corporation	10,000	957,400

Food Products - 5.8%
The Kraft Heinz Company	9,700	858,256
Mondelez International Inc. - Class A	27,500	1,251,525

		2,109,781

Health Care Equipment & Supplies - 6.8%
DENTSPLY SIRONA Inc.	20,000	1,240,800
Medtronic, PLC (b)	14,200	1,232,134

		2,472,934

Household Durables - 3.4%
Whirlpool Corporation	7,500	1,249,800

Insurance - 6.5%
MetLife, Inc.	30,000	1,194,900
Prudential Financial, Inc.	16,700	1,191,378

		2,386,278

Internet Software & Services - 9.0%
Akamai Technologies, Inc. (a)	20,000	1,118,600
Alphabet, Inc. - Class A (a)	1,400	984,942
Sabre Corporation	45,000	1,205,550

		3,309,092

IT Consulting & Services - 2.7%
PayPal Holdings, Inc. (a)	27,500	1,004,025

COMMON STOCKS	Shares	Value
Machinery - 2.7%
Barnes Group Inc.	30,000	$993,600

Media - 2.8%
Viacom Inc. - Class B	25,000	1,036,750

Multiline Retail - 4.1%
Dollar Tree, Inc. (a)	10,000	942,400
Kohl’s Corporation	15,000	568,800

		1,511,200

Oil & Gas & Consumable Fuels - 4.1%
Cabot Oil & Gas Corporation	25,000	643,500
Exxon Mobil Corporation	4,000	374,960
Gulfport Energy Corporation (a)	15,000	468,900

		1,487,360

Professional Services - 2.4%
Verisk Analytics, Inc. (a)	11,000	891,880

Software - 6.4%
Adobe Systems Incorporated (a)	15,000	1,436,850
Oracle Corporation	22,000	900,460

		2,337,310

Specialty Retail - 7.0%
The Home Depot, Inc.	8,500	1,085,365
Party City Holdco Inc. (a)	55,000	765,050
Tiffany & Co.	12,000	727,680

		2,578,095

TOTAL COMMON STOCKS
(Cost $23,873,169)		36,642,400

SHORT-TERM INVESTMENT - 0.4%
Money Market Fund (c) - 0.4%
Federated Government Obligations Fund - Institutional Shares, 0.25%	138,115	138,115

TOTAL SHORT-TERM INVESTMENT
(Cost $138,115)		138,115

Total Investments - 100.3%
(Cost $24,011,284)		36,780,515
Liabilities in Excess of Other Assets - (0.3)%		(105,405)

TOTAL NET ASSETS - 100.0%		$36,675,110

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by asset class and industry pursuant to the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

7

LKCM AQUINAS GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2016 (Unaudited)

COMMON STOCKS - 95.1%	Shares	Value
Aerospace & Defense - 3.5%
Honeywell International Inc.	7,675	$892,756

Beverages - 4.0%
The Coca-Cola Company	10,000	453,300
National Beverage Corp. (a)	9,000	565,290

		1,018,590

Biotechnology - 2.0%
Amgen Inc.	3,275	498,291

Building Products - 2.4%
Masco Corporation	20,000	618,800

Chemicals - 2.1%
Ecolab Inc.	2,225	263,885
FMC Corporation	6,000	277,860

		541,745

Computers & Peripherals - 4.0%
Apple Inc.	10,500	1,003,800

Containers & Packaging - 1.2%
Ball Corporation	4,250	307,233

Diversified Telecommunication Services - 2.8%
AT&T Inc.	8,250	356,482
Verizon Communications Inc.	6,500	362,960

		719,442

Electrical Equipment & Instruments - 4.0%
Roper Technologies, Inc.	6,000	1,023,360

Electronic Equipment & Instruments - 4.0%
National Instruments Corporation	18,000	493,200
Trimble Navigation Limited (a)	22,000	535,920

		1,029,120

Energy Equipment & Services - 1.3%
Schlumberger Limited (b)	4,000	316,320

Food & Drug Retailing - 3.0%
CVS Health Corporation	8,000	765,920

Health Care Equipment & Supplies - 3.4%
Medtronic, PLC (b)	10,000	867,700

Household Products - 3.5%
Colgate-Palmolive Company	12,000	878,400

Insurance - 1.6%
Berkshire Hathaway Inc. - Class B (a)	2,825	409,032

Internet Catalog & Retail - 3.7%
Amazon.com, Inc. (a)	1,300	930,306

Internet Software & Services - 11.7%
Akamai Technologies, Inc. (a)	15,000	838,950
Alphabet, Inc. - Class A (a)	800	562,824
Alphabet, Inc. - Class C (a)	802	555,065
Facebook, Inc. - Class A (a)	9,000	1,028,520

		2,985,359

COMMON STOCKS	Shares	Value
IT Consulting & Services - 4.2%
PayPal Holdings, Inc. (a)	20,000	$730,200
Visa Inc. - Class A	4,500	333,765

		1,063,965

Machinery - 1.0%
Illinois Tool Works Inc.	2,500	260,400

Media - 4.0%
Comcast Corporation - Class A	5,000	325,950
Time Warner Inc.	3,500	257,390
The Walt Disney Company	4,500	440,190

		1,023,530

Multiline Retail - 1.2%
Macy’s, Inc.	9,000	302,490

Oil & Gas & Consumable Fuels - 1.5%
Cabot Oil & Gas Corporation	15,000	386,100

Personal Products - 1.4%
The Estee Lauder Companies Inc. - Class A	4,000	364,080

Pharmaceuticals - 1.9%
Zoetis Inc	10,000	474,600

Real Estate Investment Trusts - 2.2%
American Tower Corporation	5,000	568,050

Road & Rail - 1.0%
Union Pacific Corporation	3,000	261,750

Software - 6.6%
ACI Worldwide, Inc. (a)	30,000	585,300
Microsoft Corporation	13,625	697,191
Salesforce.com, Inc. (a)	5,000	397,050

		1,679,541

Specialty Retail - 9.3%
The Home Depot, Inc.	6,000	766,140
O’Reilly Automotive, Inc. (a)	1,500	406,650
Tractor Supply Company	5,000	455,900
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	3,000	730,920

		2,359,610

Textiles, Apparel & Luxury Goods - 2.6%
NIKE, Inc. - Class B	12,000	662,400

TOTAL COMMON STOCKS
(Cost $16,136,720)		24,212,690

The accompanying notes are an integral part of these financial statements.

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LKCM AQUINAS GROWTH FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2016 (Unaudited)

SHORT-TERM INVESTMENTS - 5.3%	Shares	Value
Money Market Funds (c) - 5.3%
Dreyfus Government Cash Management Fund - Institutional Shares, 0.25%	617,655	$617,655
Federated Government Obligations Fund - Institutional Shares, 0.25%	743,595	743,595

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,361,250)		1,361,250

Total Investments - 100.4%
(Cost $17,497,970)		25,573,940
Liabilities in Excess of Other Assets - (0.4)%		(111,105)

TOTAL NET ASSETS - 100.0%		$25,462,835

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by asset class and industry pursuant to the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

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LKCM AQUINAS SMALL CAP FUND
SCHEDULE OF INVESTMENTS
June 30, 2016 (Unaudited)

COMMON STOCKS - 94.9%	Shares	Value
Aerospace & Defense - 1.3%
Hexcel Corporation	745	$31,022
Mercury Systems, Inc. (a)	2,225	55,313

		86,335

Banks - 7.3%
BancorpSouth, Inc.	4,183	94,912
Bank of the Ozarks, Inc.	1,710	64,159
Capital Bank Financial Corporation	1,785	51,408
Columbia Banking System, Inc.	1,115	31,287
Hanmi Financial Corporation	3,160	74,229
PrivateBancorp, Inc.	2,405	105,892
SVB Financial Group (a)	540	51,386

		473,273

Beverages - 0.7%
National Beverage Corp. (a)	700	43,967

Biotechnology - 3.5%
Charles River Laboratories International, Inc. (a)	1,475	121,599
Neogen Corporation (a)	1,840	103,500

		225,099

Building Products - 2.3%
American Woodmark Corporation (a)	590	39,164
Apogee Enterprises, Inc.	775	35,921
PGT, Inc. (a)	6,879	70,854

		145,939

Capital Markets - 1.4%
BGC Partners Inc - Class A	5,835	50,823
NorthStar Asset Management Group Inc.	3,745	38,236

		89,059

Commercial Services & Supplies - 4.3%
Copart, Inc. (a)	770	37,738
Healthcare Services Group, Inc.	4,150	171,727
Ritchie Bros. Auctioneers Incorporated (b)	1,940	65,533

		274,998

Communications Equipment - 1.7%
Ciena Corporation (a)	2,165	40,594
Infinera Corporation (a)	5,975	67,398

		107,992

Construction & Engineering - 2.3%
EMCOR Group, Inc.	1,910	94,087
MasTec Inc. (a)	2,460	54,907

		148,994

Construction Materials - 1.6%
Headwaters Incorporated (a)	2,546	45,675
Summit Materials, Inc. - Class A (a)	2,820	57,697

		103,372

Consumer Finance - 1.6%
First Cash Financial Services, Inc.	1,980	101,634

COMMON STOCKS	Shares	Value
Food & Drug Retailing - 1.1%
Sprouts Farmers Market, Inc. (a)	3,065	$70,188

Food Products - 4.2%
Post Holdings Inc. (a)	1,690	139,746
TreeHouse Foods, Inc. (a)	1,295	132,932

		272,678

Health Care Equipment & Supplies - 6.2%
Cantel Medical Corp.	1,230	84,538
Cynosure, Inc. - Class A (a)	1,665	80,994
PRA Health Sciences, Inc. (a)	1,945	81,223
VWR Corporation (a)	5,405	156,204

		402,959

Health Care Providers & Services - 4.0%
Aceto Corporation	3,295	72,128
HealthEquity, Inc. (a)	2,790	84,774
Omnicell, Inc. (a)	2,940	100,636

		257,538

Hotels, Restaurants & Leisure - 0.8%
Zoe’s Kitchen Inc (a)	1,430	51,866

Internet Software & Services - 5.9%
Criteo SA - ADR (a) (b)	2,570	118,014
Euronet Worldwide, Inc. (a)	1,555	107,590
LogMeIn, Inc. (a)	860	54,550
SPS Commerce, Inc. (a)	1,650	99,990

		380,144

IT Consulting & Services - 0.9%
Acxiom Corporation (a)	2,729	60,011

Leisure Equipment & Products - 2.0%
Pool Corporation	1,380	129,761

Machinery - 1.2%
John Bean Technologies Corporation	460	28,161
The Toro Company	595	52,479

		80,640

Marine - 0.8%
Kirby Corporation (a)	795	49,600

Media - 1.2%
The E.W. Scripps Company - Class A (a)	4,970	78,725

Metals & Mining - 0.9%
Carpenter Technology Corporation	1,750	57,628

Multiline Retail - 1.9%
Burlington Stores, Inc. (a)	1,820	121,412

Oil & Gas & Consumable Fuels - 4.5%
Gulfport Energy Corporation (a)	3,050	95,343
Parsley Energy, Inc. - Class A (a)	1,645	44,514
PDC Energy, Inc. (a)	1,560	89,871
WPX Energy Inc. (a)	6,560	61,074

		290,802

The accompanying notes are an integral part of these financial statements.

10

LKCM AQUINAS SMALL CAP FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2016 (Unaudited)

COMMON STOCKS	Shares	Value
Pharmaceuticals - 2.9%
Akorn, Inc. (a)	3,756	$106,990
Cambrex Corp. (a)	1,517	78,474

		185,464

Professional Services - 1.6%
FTI Consulting, Inc. (a)	2,495	101,497

Real Estate Investment Trusts - 8.2%
CubeSmart	2,880	88,935
First Industrial Realty Trust, Inc.	3,300	91,806
Kennedy-Wilson Holdings Inc.	2,495	47,305
Outfront Media Inc.	2,730	65,984
Sovran Self Storage, Inc.	1,355	142,167
Stag Industrial, Inc.	3,835	91,311

		527,508

Road & Rail - 1.0%
Genesee & Wyoming Inc. (a)	1,110	65,434

Semiconductor Equipment & Products - 1.0%
Rambus Inc. (a)	5,275	63,722

Software - 8.7%
ACI Worldwide, Inc. (a)	4,000	78,040
Callidus Software, Inc. (a)	4,170	83,317
Envestnet, Inc. (a)	365	12,158
Fair Isaac Corporation	580	65,546
Guidewire Software Inc. (a)	1,425	88,008
Interactive Intelligence Group, Inc. (a)	1,710	70,093
Manhattan Associates, Inc. (a)	1,460	93,630
Proofpoint, Inc. (a)	1,105	69,714

		560,506

Specialty Retail - 1.4%
Monro Muffler Brake, Inc.	1,390	88,349

Textiles, Apparel & Luxury Goods - 2.0%
Columbia Sportswear Company	1,640	94,366
Oxford Industries, Inc.	625	35,387

		129,753

Thrifts & Mortgage Finance - 1.6%
Home BancShares Inc.	5,390	106,668

Trading Companies & Distributors - 2.9%
MSC Industrial Direct Co., Inc.	860	60,682
Watsco, Inc.	900	126,621

		187,303

TOTAL COMMON STOCKS
(Cost $5,145,131)		6,120,818

SHORT-TERM INVESTMENTS - 5.1%	Shares	Value
Money Market Funds (c) - 5.1%
Dreyfus Government Cash Management Fund - Institutional Shares, 0.25%	147,250	$147,250
Federated Government Obligations Fund - Institutional Shares, 0.25%	182,934	182,934

TOTAL SHORT-TERM INVESTMENTS
(Cost $330,184)		330,184

Total Investments - 100.0%
(Cost $5,475,315)		6,451,002
Other Assets in Excess of Liabilities - 0.0%		479

TOTAL NET ASSETS - 100.0%		$6,451,481

ADR American Depository Receipt.

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by asset class and industry pursuant to the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2016 (Unaudited)

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund

Assets:
Investments, at value*	$36,780,515	$25,573,940	$6,451,002
Receivable for Fund shares sold	47,649	5,626	3,270
Dividends and interest receivable	31,408	17,700	2,698
Receivable for investment advisory fees (Note B)	—	—	6,534
Other assets	17,170	13,420	11,749

Total assets	36,876,742	25,610,686	6,475,253

Liabilities:
Payable for distribution expense (Note B)	69,231	47,521	5,218
Payable for investment advisory fees (Note B)	65,089	40,855	—
Payable for Fund shares redeemed	28,237	29,539	—
Payable for accounting and transfer agent fees and expenses	10,076	10,016	7,180
Payable for reports to shareholders	8,786	5,289	1,277
Payable for administrative fees	6,793	4,675	3,340
Payble for custody fees and expenses	916	863	1,337
Accrued expenses and other liabilities	12,504	9,093	5,420

Total liabilities	201,632	147,851	23,772

Net assets	$36,675,110	$25,462,835	$6,451,481

Net assets consist of:
Paid in capital	$19,938,815	$14,745,508	$5,495,112
Accumulated net investment income (loss)	39,438	(31,094)	(15,595)
Accumulated net realized gain (loss) on securities	3,927,626	2,672,451	(3,723)
Net unrealized appreciation on investments	12,769,231	8,075,970	975,687

Net assets	$36,675,110	$25,462,835	$6,451,481

Net assets	$36,675,110	$25,462,835	$6,451,481
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	2,384,716	1,516,489	1,059,793
Net asset value per share (offering and redemption price)	$15.38	$16.79	$6.09

* Cost of Investments	$24,011,284	$17,497,970	$5,475,315

The accompanying notes are an integral part of these financial statements.

12

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2016 (Unaudited)

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund

Investment Income:
Dividends*	$328,978	$156,724	$28,958
Interest	1,006	1,191	337

Total income	329,984	157,915	29,295

Expenses:
Investment advisory fees (Note B)	178,090	113,405	29,927
Distribution expense (Note B)	49,469	31,502	7,481
Accounting and transfer agent fees and expenses	34,756	31,097	21,760
Administrative fees	20,057	14,064	10,010
Federal and state registration	13,680	11,089	10,117
Reports to shareholders	9,692	5,807	1,531
Professional fees	7,594	5,534	3,029
Trustees’ fees	4,011	2,503	623
Custody fees and expenses	2,774	2,624	4,212
Other	6,976	4,067	1,026

Total expenses	327,099	221,692	89,716
Less, expense waiver and/or reimbursement (Note B)	(30,283)	(32,683)	(44,826)

Net expenses	296,816	189,009	44,890

Net investment income (loss)	33,168	(31,094)	(15,595)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	4,127,222	2,531,277	20,208
Net change in unrealized appreciation/depreciation on investments	(3,674,125)	(2,082,887)	(18,286)

Net realized and unrealized gain on investments	453,097	448,390	1,922

Net Increase (Decrease) in Net Assets Resulting from Operations	$486,265	$417,296	$(13,673)

* Net of foreign taxes withheld	$—	$—	$164

The accompanying notes are an integral part of these financial statements.

13

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Aquinas Value Fund		LKCM Aquinas Growth Fund

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income (loss)	$33,168	$95,913	$(31,094)	$(82,329)
Net realized gain on investments	4,127,222	2,840,203	2,531,277	1,882,599
Net change in unrealized appreciation/depreciation on investments	(3,674,125)	(4,331,225)	(2,082,887)	(1,010,548)

Net increase (decrease) in net assets resulting from operations	486,265	(1,395,109)	417,296	789,722

Dividends and Distributions to Shareholders:
Net investment income	—	(100,679)	—	—
Net realized gain on investments	—	(3,123,858)	—	(1,641,652)

	—	(3,224,537)	—	(1,641,652)

Net decrease in net assets resulting from Fund share transactions (Note C)	(8,679,145)	(3,164,344)	(1,290,264)	(3,895,863)

Total decrease in net assets	(8,192,880)	(7,783,990)	(872,968)	(4,747,793)

Net Assets:
Beginning of period	44,867,990	52,651,980	26,335,803	31,083,596

End of period*	$36,675,110	$44,867,990	$25,462,835	$26,335,803

* Including accumulated net investment income (loss) of	$39,438	$6,270	$(31,094)	$—

The accompanying notes are an integral part of these financial statements.

14

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Aquinas Small Cap Fund

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment loss	$(15,595)	$(34,164)
Net realized gain on investments	20,208	301,906
Net change in unrealized appreciation/depreciation on investments	(18,286)	(601,687)

Net decrease in net assets resulting from operations	(13,673)	(333,945)

Dividends and Distributions to Shareholders:
Net realized gain on investments	—	(1,106,020)

Net increase in net assets resulting from Fund share transactions (Note C)	100,552	375,658

Total increase (decrease) in net assets	86,879	(1,064,307)

Net Assets:
Beginning of period	6,364,602	7,428,909

End of period	$6,451,481	$6,364,602

* Including accumulated net investment loss of	$(15,595)	$—

The accompanying notes are an integral part of these financial statements.

15

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Aquinas Value Fund

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value – Beginning of Period	$15.17		$16.87	$17.99	$14.18	$12.72	$12.68

Net investment income	0.01		0.03	0.17 (1)	0.04 (2)	0.07 (2)	0.02 (2)
Net realized and unrealized gain (loss) on investments	0.20		(0.56)	0.34	4.72	1.46	0.04

Total from investment operations	0.21		(0.53)	0.51	4.76	1.53	0.06

Dividends from net investment income	—		(0.04)	(0.19)	(0.04)	(0.07)	(0.02)
Distributions from net realized gains	—		(1.13)	(1.44)	(0.91)	—	—

Total dividends and distributions	—		(1.17)	(1.63)	(0.95)	(0.07)	(0.02)

Net Asset Value – End of Period	$15.38		$15.17	$16.87	$17.99	$14.18	$12.72

Total Return	1.38%	(3)	-3.28%	2.73%	33.60%	12.01%	0.46%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$36,675		$44,868	$52,652	$59,061	$46,902	$42,056
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.65%	(4)	1.55%	1.49%	1.52%	1.54%	1.55%
After expense waiver and/or reimbursement	1.50%	(4)	1.50%	1.49%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.02%	(4)	0.14%	0.95%	0.21%	0.44%	0.11%
After expense waiver and/or reimbursement	0.17%	(4)	0.19%	0.95%	0.23%	0.48%	0.16%
Portfolio turnover rate	7%		11%	23%	9%	28%	29%

(1)	Net investment loss per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Net investment income per share is calculated using the ending balance of accumulated net investment income prior to considerations of adjustments for permanent book and tax differences.
(3)	Not annualized.
(4)	Annualized.

	LKCM Aquinas Growth Fund

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net Asset Value – Beginning of Period	$16.52		$17.21		$21.44		$18.53		$16.86		$16.61

Net investment loss	(0.02)		(0.05	)(1)	(0.09	)(1)	(0.13	)(2)	(0.07	)(1)	(0.10	)(1)
Net realized and unrealized gain on investments	0.29		0.45		0.43		5.07		1.84		0.35

Total from investment operations	0.27		0.40		0.34		4.94		1.77		0.25

Distributions from net realized gains	—		(1.09)		(4.57)		(2.03)		(0.10)		—

Net Asset Value – End of Period	$16.79		$16.52		$17.21		$21.44		$18.53		$16.86

Total Return	1.63%	(3)	2.19%		1.25%		26.74%		10.52%		1.51%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$25,463		$26,336		$31,084		$43,937		$35,315		$33,698
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.76%	(4)	1.66%		1.60%		1.58%		1.58%		1.60%
After expense waiver and/or reimbursement	1.50%	(4)	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.51)%	(4)	(0.44)%		(0.51)%		(0.69)%		(0.44)%		(0.71)%
After expense waiver and/or reimbursement	(0.25)%	(4)	(0.28)%		(0.41)%		(0.61)%		(0.36)%		(0.61)%
Portfolio turnover rate	24%		21%		30%		44%		42%		50%

(1)	Net investment loss per share is calculated using the ending balance of accumulated net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Net investment loss per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

16

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Aquinas Small Cap Fund

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net Asset Value – Beginning of Period	$6.11		$7.66		$9.39		$7.34		$7.35		$7.07

Net investment loss	(0.01)		(0.04	)(1)	(0.07	)(1)	(0.07	)(2)	(0.00	)(2)(3)	(0.06	)(2)
Net realized and unrealized gain (loss) on investments	(0.01	)(4)	(0.30)		(0.33)		2.45		0.59		0.34

Total from investment operations	(0.02)		(0.34)		(0.40)		2.38		0.59		0.28

Distributions from net realized gains	—		(1.21)		(1.33)		(0.33)		(0.60)		—

Net Asset Value – End of Period	$6.09		$6.11		$7.66		$9.39		$7.34		$7.35

Total Return	-0.33%	(5)	-4.74%		-4.54%		32.41%		8.16%		3.96%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$6,451		$6,365		$7,429		$14,673		$11,684		$11,037
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	3.00%	(6)	2.59%		2.27%		2.25%		2.32%		2.44%
After expense waiver and/or reimbursement	1.50%	(6)	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(2.02)%	(6)	(1.55)%		(1.55)%		(1.54)%		(0.84)%		(1.81)%
After expense waiver and/or reimbursement	(0.52)%	(6)	(0.46)%		(0.78)%		(0.79)%		(0.02)%		(0.87)%
Portfolio turnover rate	30%		72%		66%		60%		82%		70%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of accumulated net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Less than $(0.005).
(4)	Due to the timing of capital share transactions, the per share amount of net realized and unrealized loss on investments varies from the amounts shown in the statement of operations.
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

17

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consisted of eight diversified series as of June 30, 2016, three of which are presented herein: the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund (collectively, the “Funds”). The assets of the Funds are invested in separate, independently managed portfolios. On July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. As discussed in Note F below, on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund, which changed its name immediately thereafter to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days, unless otherwise determined by the Funds in their discretion.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Value Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes to be undervalued relative to a company’s earnings. The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Growth Fund seeks to achieve its investment objective by investing under normal circumstances in securities that the Adviser believes generally have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, and/or potential for above-average capital appreciation. The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Small Cap Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies (those with market capitalizations at the time of investment between $600 million and $4.5 billion) that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation.

The Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (the “Guidelines”). Each Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices may conflict with the Guidelines, and/or potentially excluding from each Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Funds for policies on various issues contemplated by the Guidelines. If a Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available (including restricted securities) are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board has adopted specific guidelines and procedures for valuing portfolio securities and delegated their implementation to the Adviser. The guidelines and procedures authorize the Adviser to make determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may use prices provided by independent pricing services to assist in the fair valuation of the Funds’ portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.

18

These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of June 30, 2016, the Funds’ assets carried at fair value were classified as follows:

LKCM Aquinas Value Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$36,642,400	$—	$—	$36,642,400
Money Market Fund	138,115	—	—	138,115

Total Investments*	$36,780,515	$—	$—	$36,780,515

LKCM Aquinas Growth Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$24,212,690	$—	$—	$24,212,690
Money Market Funds	1,361,250	—	—	1,361,250

Total Investments*	$25,573,940	$—	$—	$25,573,940

LKCM Aquinas Small Cap Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$6,120,818	$—	$—	$6,120,818
Money Market Funds	330,184	—	—	330,184

Total Investments*	$6,451,002	$—	$—	$6,451,002

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period. Transfers between levels are recognized at the end of the reporting period.

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund generally intend to pay dividends and distribute net capital, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

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6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Funds may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

10.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Funds to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Funds through April 30, 2017 in order to limit each Fund’s operating expenses to the annual cap rates identified below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the six months ended June 30, 2016, the Adviser waived the following management fees and/or reimbursed expenses to meet its expense cap obligations:

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund
Annual Management Fee Rate	0.90%	0.90%	1.00%
Annual Cap on Expenses	1.50%	1.50%	1.50%
Fees Waived and/or Expenses Reimbursed in 2016	$30,283	$32,683	$44,826

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Funds and serves as accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The LKCM Funds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the average daily net assets for the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund. For the six months ended June 30, 2016, fees incurred by the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund pursuant to the 12b-1 Plan were $49,469, $31,502, and $7,481, respectively.

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C.    Fund Shares:    At June 30, 2016, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

Aquinas Value Fund
	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	215,409	$3,137,472	565,895	$9,525,123
Shares issued to shareholders in reinvestment of distributions	—	—	191,725	2,958,315
Shares redeemed	(787,903)	(11,816,699)	(921,665)	(15,647,910)
Redemption fee		82		128

Net decrease	(572,494)	$(8,679,145)	(164,045)	$(3,164,344)

Shares Outstanding:
Beginning of period	2,957,210		3,121,255

End of period	2,384,716		2,957,210

Aquinas Growth Fund
	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	51,302	$825,752	161,029	$2,800,797
Shares issued to shareholders in reinvestment of distributions	—	—	86,945	1,464,551
Shares redeemed	(128,762)	(2,116,016)	(460,277)	(8,161,230)
Redemption fee		—		19

Net decrease	(77,460)	$(1,290,264)	(212,303)	$(3,895,863)

Shares Outstanding:
Beginning of period	1,593,949		1,806,252

End of period	1,516,489		1,593,949

Aquinas Small Cap Fund
	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	119,998	$692,971	298,922	$2,369,397
Shares issued to shareholders in reinvestment of distributions	—	—	167,677	1,046,300
Shares redeemed	(102,533)	(592,419)	(393,895)	(3,040,051)
Redemption fee		—		12

Net increase	17,465	$100,552	72,704	$375,658

Shares Outstanding:
Beginning of period	1,042,328		969,624

End of period	1,059,793		1,042,328

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2016 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Aquinas Value Fund	$—	$2,596,330	$—	$9,124,961
LKCM Aquinas Growth Fund	—	5,802,940	—	7,755,110
LKCM Aquinas Small Cap Fund	—	1,746,982	—	1,746,639

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E.    Tax Information:    At December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund
Cost of Investments	$28,516,815	$16,259,715	$5,367,526

Gross Unrealized Appreciation	$16,845,859	$10,221,144	$1,137,124
Gross Unrealized Depreciation	(402,503)	(63,186)	(143,151)

Net Unrealized Appreciation	$16,443,356	$10,157,958	$993,973

Undistributed Ordinary Income	$6,270	$—	$—
Undistributed Long-Term Capital Gain	—	142,073	—

Total Distributable Earnings	$6,270	$142,073	$—

Other Accumulated Loss	$(199,596)	$—	$(23,931)

Total Accumulated Gains	$16,250,030	$10,300,031	$970,042

The difference between book-basis and tax-basis unrealized appreciation, if any, is attributable primarily to the tax deferral of losses on wash sales.

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. The Funds currently have no unused capital loss carryforwards.

At December 31, 2015, the LKCM Aquinas Value Fund and the LKCM Aquinas Small Cap Fund deferred, on a tax basis, post-October capital losses of $199,596 and $23,931, respectively.

The tax components of dividends paid during the periods shown below were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
LKCM Aquinas Value Fund	$—	$—	$100,679	$3,123,858
LKCM Aquinas Growth Fund	—	—	—	1,641,652
LKCM Aquinas Small Cap Fund	—	—	—	1,106,020

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2015. The Funds designated earnings and profits distributed to shareholders upon the redemption of shares during 2015 in determining undistributed net capital gains as of December 31, 2015.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2012 through December 31, 2015. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2015. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Subsequent Events:    Effective July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund (collectively, the “Acquired Funds”) were reorganized into the LKCM Aquinas Value Fund (“Acquiring Fund”) pursuant to the Plan of Reorganization and Dissolution (“Plan”) approved by the Board of Trustees and shareholders of the Acquired Funds the (“Reorganizations”). Pursuant to the Plan, each Acquired Fund transferred all of its respective assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund having a net asset value equal to such Acquired Fund’s net asset value on the closing date of the Reorganizations and the Acquiring Fund’s assumption of all the liabilities of such Acquired Fund, following which such Acquired Fund distributed such shares of the Acquiring Fund pro rata to its shareholders and dissolved. The Reorganizations were tax-free to each Acquired Fund and its shareholders. Upon consummation of the Reorganizations contemplated by the Plan, the Acquiring Fund changed its name to the LKCM Aquinas Catholic Equity Fund and the Acquiring Fund’s investment strategies and operating expenses, including its expense limitation agreement, changed to the investment strategies and operating expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund.

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LKCM FUNDS
ADDITIONAL INFORMATION
June 30, 2016 (Unaudited)

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and is also available by calling 1-800-688-LKCM. You can also review and copy the Funds’ Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

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RENEWAL OF INVESTMENT ADVISORY AGREEMENT

WITH RESPECT TO LKCM AQUINAS FUNDS

Introduction. At a meeting held on February 23, 2016, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds (the “Trust”), on behalf of the LKCM Aquinas Small Cap Fund, LKCM Aquinas Value Fund, and LKCM Aquinas Growth Fund (each, an “Aquinas Fund” and collectively, the “Aquinas Funds”).

In voting to approve the renewal of the Agreement, the Board considered information furnished throughout the year at regularly scheduled Board meetings, as well as information prepared specifically in connection with the annual renewal process. The Board also considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Aquinas Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Aquinas Fund; (2) the performance of each Aquinas Fund as compared to a relevant benchmark and peer group of funds; (3) the level of the fees and the overall expenses of each Aquinas Fund and how those compared to a peer group of funds and other institutional portfolios; (4) the costs of services provided to the Aquinas Funds and the profitability of LKCM; (5) whether the fee levels reflect economies of scale for the benefit of investors; and (6) any other benefits derived by LKCM from its relationship with the Aquinas Funds. The Board did not identify any single factor or item of information as all-important or controlling and each Board member may have accorded different weights to the various factors in reaching his conclusions with respect to the Agreement.

In considering the approval of the Agreement, the Board requested and considered a broad range of information provided by LKCM, including but not limited to, reports relating to the Aquinas Funds’ Catholic-values investing mandate, each Aquinas Fund’s performance and expenses, information regarding other clients, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board’s legal duties in considering the renewal of the Agreement. The Board also meets each quarter to review various aspects of the Aquinas Funds. In considering the approval of the Agreement, the Board also noted that it would be considering, at the meeting, a plan of reorganization pursuant to which the Aquinas Small Cap Fund and Aquinas Growth Fund would reorganize into the Aquinas Value Fund, and the name, investment strategy and operating expenses of the Aquinas Value Fund would change.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Aquinas Fund under the Agreement. The Board considered that LKCM has provided investment management services to individuals, foundations, estates, employee benefit plans, endowments, corporations and other clients since 1979. The Board recognized that LKCM is responsible for managing the Aquinas Funds and monitoring their performance. The Board considered LKCM’s financial resources, insurance coverage, culture of compliance and compliance operations that support the Aquinas Funds. The Board also considered LKCM’s representation that it has invested considerable resources into the firm and its personnel to augment investment management and client service. The Board reviewed the portfolio managers and other key personnel who provide services to each Aquinas Fund, and considered LKCM’s representation that the firm historically has experienced very low personnel turnover. The Board also considered LKCM’s representation that the firm has implemented a compensation structure designed to attract and retain highly qualified investment professionals.

The Board also reviewed the compliance services provided to the Aquinas Funds by LKCM, including LKCM’s oversight of the Aquinas Funds’ day-to-day operations. The Trustees focused on the quality of LKCM’s compliance and support staff. In addition, the Board considered LKCM’s summary of its procedures for monitoring the Aquinas Funds’ key service providers. The Board also considered LKCM’s description of its best execution practices, and noted LKCM’s representation that its soft-dollar and commission sharing arrangements for client transactions (including those for the Aquinas Funds) comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the Aquinas Funds. The Board considered the performance of each Aquinas Fund compared to the Aquinas Fund’s benchmark index (“Benchmark”) and peer group funds compiled by Lipper, Inc. (“Lipper Index”) for various time periods ended December 31, 2015. In considering this comparative data, the Board noted that each Aquinas Fund is managed in accordance with its Catholic-values investing guidelines, which restricts their investments and generally are not applicable to the Benchmark or funds included in the respective Lipper Indexes. The Board also considered LKCM’s discussion of each Aquinas Fund’s performance.

In considering each Fund’s performance, the Board noted that it reviews, at its regularly scheduled meetings, information about each Fund’s performance. The Board also noted LKCM’s representation that its investment strategy for the Funds focuses on investments in higher quality companies that meet LKCM’s stringent investment criteria, which had encountered difficulty in overcoming the general market’s “reach for yield” and focus on lower quality companies that have driven performance in recent years, but that LKCM believes the Funds are well positioned for the future.

The Board noted that the Aquinas Small Cap Fund underperformed its Benchmark and its Lipper Index for the one-year, three-year, five-year, ten-year and since-inception periods.

The Board noted that the Aquinas Value Fund outperformed its Benchmark and its Lipper Index for the one-year, ten-year and since-inception periods, but underperformed its Benchmark and Lipper Index for the three-year and five-year periods.

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The Board noted that the Aquinas Growth Fund underperformed its Benchmark and its Lipper Index for one-year, three-year, five-year, ten-year and since-inception periods.

Fees and Expenses. The Board considered the advisory fee rates and the net expense ratios (after fee waivers and/or expense reimbursements) of each Aquinas Fund relative to similar funds and LKCM’s other clients. The Board also considered that LKCM had contractually agreed to continue the current fee waivers and expense caps in effect for each Aquinas Fund until April 30, 2017. The Board noted that the fee rates for the Aquinas Funds may be higher than other similar funds due to the additional services LKCM provides in managing the Aquinas Funds in accordance with the socially responsible investing guidelines provided by the United States Conference of Catholic Bishops. The Board compared the contractual advisory fee rate and the net expense ratio of each Aquinas Fund to a category of similar funds compiled by Lipper, Inc. (“Lipper Category”). The first quartile in a Lipper Category represents those funds with the lowest fees or expenses.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Aquinas Small Cap Fund were in the fourth and third quartile of its Lipper Category, respectively. In this case, the Aquinas Small Cap Fund’s advisory fee rate and the net expense ratio were higher than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Aquinas Value Fund were both in the fourth quartile of its Lipper Category. In this case, the Aquinas Value Fund’s advisory fee rate and net expense ratio were higher than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Aquinas Growth Fund were in the fourth and third quartile of its Lipper Category, respectively. In this case, the Aquinas Growth Fund’s advisory fee rate and net expense ratio were higher than the average of its Lipper Category.

The Board considered the advisory fee rates charged by LKCM to other accounts managed by LKCM with similar investment strategies. The Board noted LKCM’s explanation that the fee rates charged by LKCM to the Funds and its similar accounts differ primarily as a result of differences in the regulatory, compliance and related expenses and level of services between the Funds and the other similar accounts.

Costs, Profitability and Economies of Scale. The Board considered LKCM’s costs in rendering services to the Aquinas Funds and the profitability of LKCM. The Board reviewed the fees paid by each Aquinas Fund to LKCM for the last three calendar years. The Board also reviewed the estimated profit and loss statement provided by LKCM on a Fund-by-Fund basis, before and after any distribution-related payments made by LKCM. With respect to economies of scale, the Board considered that the asset levels in the Aquinas Funds are relatively low. Based on these asset levels, the Board noted that LKCM believes that economies of scale likely cannot be achieved until assets increase in the Aquinas Funds. The Board also considered that, while there are no breakpoints in the Funds’ advisory fee rate schedules, LKCM waives fees and/or reimburses expenses to maintain the Funds’ net expense ratios at competitive levels.

Benefits Derived by LKCM from its Relationship with the Aquinas Funds. The Board requested and considered information regarding the potential fall-out benefits to LKCM from its association with the Aquinas Funds. The Board noted that LKCM believes that both LKCM and the Aquinas Funds benefit from LKCM’s soft-dollar and commission sharing arrangements for third party and proprietary research used by LKCM in connection with its investment process. The Board also noted that LKCM believes its relationship with the Aquinas Funds provides an indirect benefit to both parties in the form of enhanced recognition among institutional investors, consultants and other members of the financial community. The Board considered the indirect benefits to LKCM, in the form of additional clients with separately managed portfolios or subadvisory relationships with other mutual funds, which also may attract additional investors to the Aquinas Funds.

Conclusion. Based on its evaluation of these and other factors, the Board: (1) concluded that the fees paid to LKCM under the Agreement are fair and reasonable; (2) determined that shareholders would benefit from LKCM’s continued management of the Aquinas Funds; and (3) approved the renewal of the Agreement.

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LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your nonpublic personal information as well as the sources through which we may obtain nonpublic personal information about you.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to outside firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President and Chief Executive Officer	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of

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the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	LKCM Funds

By (Signature and Title)	/s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date 9/6/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date 9/6/16

By (Signature and Title)	/s/ Jacob D. Smith
Jacob D. Smith, Chief Financial Officer

Date 9/6/16

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